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                                                                      EXHIBIT 1




                                3,400,000 Shares

                           FPIC INSURANCE GROUP, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT




                                                                   July 31, 1996




Oppenheimer & Co., Inc.
The Robinson-Humphrey Company, Inc.
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Ladies and Gentlemen:

        FPIC Insurance Group, Inc., a Florida corporation (the "Company") proposes to sell to you and the other underwriters named in Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 500,000 shares (the "Company Shares") of the Company's common stock, $0.10 par value (the "Common Stock"). Certain shareholders named on
Schedule II to this Agreement (the "Selling Shareholders") propose to sell to the Underwriters, for whom you are acting as Representatives, an aggregate of 2,900,000 shares (the "Selling Shareholder Shares" and, collectively with the Company Shares, the "Firm Shares") of the Company's Common Stock. In addition, the Selling Shareholders propose to grant to the Underwriters an option to purchase up to an additional 510,000 shares (the "Option Shares") of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called

                    1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                    (a) The Company and the Selling Shareholders agree, severally and not jointly, to sell to each of the


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            Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at $10.00 per share (the "Initial Price"), the number of Firm Shares (adjusted by the Representatives to eliminate fractions) which bears the same proportion to the total number of Firm Shares to be sold by the Company or by the Selling Shareholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I to this Agreement bears to the total number of Firm Shares to be sold by the Company and the Selling Shareholders.

                (b) The Selling Shareholders grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Selling Shareholders no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase which shall be not more than three business days following the date of the exercise of the option.

                    2. Delivery and Payment. Delivery by the Company and the Selling Shareholders of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company and the Selling Shareholders, shall take place at the offices of Oppenheimer & Co., Inc., at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, provided, however, that if the Shares sold hereunder are priced after 4:30 p.m., New York time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of


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this Agreement; if it is determined that settlement within the foregoing time frame is not feasible, then payment and delivery in respect of the Firm Shares shall occur at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").


        In the event the option with respect to the Option Shares is exercised, delivery by the Selling Shareholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Selling Shareholders shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in
Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                    Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, at least one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                    3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-4585), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement and such amendments thereto as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereto) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "Registration Statement" means the Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(a) and Rule 430A of the Rules. The term "preliminary prospectus" means any preliminary





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prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules) or the preliminary prospectus forming part of the Registration Statement at the time it was declared effective together with the term sheet permitted under Rule 434(b) and filed with the Commission pursuant to Rule 424(b), as applicable.

                    The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

                    4. Representations and Warranties of the Company and the Selling Shareholders. (A) The Company hereby represents and warrants to each Underwriter as follows:

                    (a) On the Effective Date, the Registration Statement complied, and, on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule





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            424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company makes no representation or warranty as to the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company and the Selling Shareholders acknowledge that such statements constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                    (b) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission as exhibits to the Registration Statement.

                    (c)      The financial statements of the Company
            (including all notes and schedules thereto) included in the Registration Statement and Prospectus fairly present the financial position, the results of operations and cash flows and the shareholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made.

                    (d) KPMG Peat Marwick LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                    (e) The Company has been incorporated and its status is active under the laws of the State of Florida. The Company has no subsidiary or subsidiaries, other than Florida Physicians Insurance Company, Inc., FPIC Insurance Agency, Inc. and McCreary Corporation and does not control, directly or indirectly, any other corporation, partnership, joint venture, association or other business organization. The Company



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            is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company.
            Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act and state and foreign Blue Sky laws).

                    (f) The Company has good and marketable title in fee simple to each of the items of real property and good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(A)(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations or financial condition of the Company.

                    (g) Except as disclosed in the Registration Statement and the Prospectus, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the





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            Company does not know of any basis therefor) against or involving the assets, properties or businesses of, the Company which if determined adversely to the Company would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations or financial condition of the Company.

                    (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change in the assets or properties, business, results of operations or financial condition of the Company, whether or not arising from transactions in the ordinary course of business; the Company has not sustained any material loss or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, the Company has not undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business.

                    (i) Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by the Company in accordance with its terms, assuming the due authorization and execution thereof by each of the other parties thereto. Neither the Company, nor to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or its properties or businesses may be bound or affected, which default or event would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company.

                    (j) The Company is not in violation of any term or provision of its restated articles of incorporation or by-laws or of any franchise,





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            license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company.

                    (k) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares to be sold by the Company) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the restated articles of incorporation or by-laws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.

                    (l) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any federal or state securities laws or of any preemptive or other similar right. The Shares, when issued (in the case of Shares to be sold by the Company) and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.





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                    (m)      Subsequent to the respective dates as of which
            information is given in the Registration Statement and the Prospectus, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction not in the ordinary course of business or
            (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                    (n) Except for the Shares to be sold by the Selling Shareholders, no holder of any security of the Company has any right which has not been waived to have any security owned by such holder included in the Registration Statement or any right which has not been waived to demand registration of any security owned by such holder during the period ending 120 days from this Agreement. The Company has obtained from all executive officers, employees and directors of the Company and certain other stockholders, who together hold 720,750 shares of Common Stock (including 665,000 shares upon exercise of stock options), their enforceable written agreement that for a period of at least 120 days from the date of this Agreement they will not, without the prior written consent of the Representatives, sell, distribute, pledge or otherwise dispose of or encumber, or exercise any registration rights with respect to, any shares of Common Stock owned by them.

                    (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) with respect to this Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

                    (q) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or any real property leased by the





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            Company ("Property"), business, results of operations or financial condition of the Company.

                    (r) The Company is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal employment, truth-in-advertising, franchising, immigration and environmental laws and regulations, except where the failure to be in compliance would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company.

                    (s) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                    (t) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                    (u) The Company has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

                    (v) The Shares have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance.

                    (w) The Company has complied with all of the requirements and delievered to the Representative's counsel the required forms as specified in Florida Statutes Section 517.075.

            (B) Each Selling Shareholder, severally and not jointly, represents and warrants as to such Selling Shareholder to each Underwriter that:

                    (a) If not an individual, such Selling Shareholder has been duly organized, validly existing and in good standing under the laws of the state of the jurisdiction of its organization.
            Such Selling Shareholder has all requisite power and authority (corporate, partnership or othewise) and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and such Selling Shareholders' Letter of Transmittal and Custody Agreement (the "Letter of Transmittal and Custody Agreement") among such Selling Shareholder and William R. Russell, Steven R. Smith and Steven M. Rosenbloom, as attorneys-in-fact, and First





                                    - 10 -
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            Union National Bank of North Carolina, N.A., as custodian.  This
            Agreement and the Letter of Transmittal and Custody Agreement have been duly and validly authorized, executed and delivered by each such Selling Shareholder and constitute the legal, valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with their respective terms, except (i) as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

                    (b) Such Selling Shareholder has and immediately prior to the delivery of such Shares will have good and valid title to the Shares to be sold by it pursuant to this Agreement, free and clear of all liens, encumbrances, security interests, restrictions, equities or claims whatsoever, with the legal right and full power to enter into this Agreement and to sell, transfer and deliver such Shares hereunder and, upon the delivery of and payment for such Shares as contemplated hereby, such Selling Shareholder will convey to the Underwriters good, valid and marketable title to the Shares being sold by such Selling Shareholder, free and clear of all liens, encumbrances, security interests, restrictions or claims whatsoever, except for those created or imposed by the Underwriters.

                    (c) No consent, approval, authorization or order of any federal or Florida court or governmental agency or body is required for the performance of this Agreement and the Transmittal Letter and Custody Agreement by such Selling Shareholder or the sale by such Selling Shareholder of the Shares to be sold by it hereunder, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the several Underwriters and such as may be required under the rules of the Nasdaq National Market with respect to the underwriting arrangements reflected in this Agreement.

                    (d) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or business of, such Selling Shareholder, which might have a material adverse effect upon the ability of such Selling Shareholder to perform its obligations under this Agreement.

                    (e) Except as disclosed in the Registration Statement or the preliminary prospectus contained therein, such Selling Shareholder has not sold since June 11, 1996, and will not sell prior to the offering, any shares of Common Stock of the Company (other than to the Underwriters in accordance with this Agreement and the Letter of Transmittal and Custody).

                    (f) Except as provided in the Company's Articles of Incorporation, no offering, sale or other disposition of any shares of Common Stock will be made within 120 days after the date of the final Prospectus, directly or indirectly, by such Selling Shareholder, other than pursuant to this Agreement and the Letter of Transmittal and Custody Agreement, or with the written consent of the Representatives.

                    (g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted or which might reasonably be expected to cause or result in



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            stabilization or manipulation of, the price of the Common Stock of the Company.

                    (h) Such Selling Shareholder hereby repeats and confirms as if set forth in full herein each of the representations, warranties and agreements made by such Selling Shareholder in the Letter of Transmittal and Custody Agreement and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (i) the Representatives, the Underwriters and Morgan, Lewis & Bockius LLP, counsel to the Underwriters, (ii) the Company and LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Company, and (iii) each other Selling Stockholder.

                    5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                    (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a).

                    (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                    (c) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificate delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company and the Selling Shareholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it or them at or before such Closing Date.

                    (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                    (e) The Representatives shall have received at the time
            this Agreement is executed and on each Closing Date a letter or letters signed by KMPG Peat Marwick LLP, addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                             (i)  in their opinion the audited financial
                    statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                             (ii) on the basis of a reading of the amounts included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, nothing came to their attention which caused them to believe that:

                                     (A)  the amounts in "Summary Consolidated
                             Financial Data" and "Selected Consolidated
                             Financial Data" included in the Registration
                             Statement and the Prospectus do not agree with the corresponding amounts in the audited and unaudited financial statements from which such amounts were derived; or

                                     (B)  the unaudited financial statements as
                             of and for the three months ended March 31, 1996 included in the Registration Statement (i) do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and (ii) are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements; or

                                     (C)  (i) with respect to the Company there
                             were, at a specified date not more than five business days prior to the date of the letter, any increases in the short-term and long-term liabilities of the Company or capital stock of the Company or decreases in working capital or the stockholders' equity of the Company, as compared with the amounts shown on the Company's unaudited March 31, 1996 balance sheet included in the Registration Statement, or (ii) for the period from March 31, 1996 to such specified date not more than five business days prior to the date of the letter, there were any decreases in net sales or operating income in which case the Company shall deliver to the Representatives a letter containing an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                             (iii)  they have performed certain other
                    procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

            References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

                    (f) The Representatives shall have received on each Closing Date from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                             (i) The Company has been incorporated and its status is active under the laws of the State of Florida.

                             (ii) The Company has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority and all necessary governmental, and, to the best of such counsel's knowledge, all other necessary authorizations, approvals, consents, orders, licenses, certificates and permits, to enter into, deliver and perform this Agreement and to issue and sell the Shares, other than those required under the Securities Act and state and foreign Blue Sky laws.

                             (iii)  The Company has authorized and issued
                    capital stock as set forth under the caption
                    "Capitalization" in the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been authorized for issuance by the Company; all of the outstanding shares of Common Stock have been validly authorized and issued; all of the outstanding shares of Common Stock are fully paid and non-assessable and none of them was issued in violation of any statutory preemptive or other similar statutory right. The Shares to be sold by the Company, when issued and sold pursuant to this Agreement, will be validly issued, fully paid and nonassessable and none of them will have been issued in violation of any statutory preemptive or other similar statutory right. Except as disclosed in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment or agreement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                                (iv) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement. This Agreement has been validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) with respect to this Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

                                (v)  Neither the execution, delivery and
                    performance of this Agreement by the Company nor the consummation by the Company of any of the transactions contemplated hereby (including the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company is a party or by which it or any of its properties or businesses is bound, where the consequences of such default would have a material adverse effect on the Company or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the restated articles of incorporation or by-laws of the Company.

                             (vi) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by the Company of any term, covenant or condition, of any agreement, instrument or other documents to which the Company is a party or by which its assets or properties or businesses are bound which were filed as exhibits to the Registration Statement.

                             (vii) To the best of such counsel's knowledge, the Company is not in violation of any term or provision of its restated articles of incorporation or by-laws.

                             (viii) No consent, approval, authorization or order of any federal or Florida court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained from the Florida Department of Insurance and under the Securities Act, such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters (as to which such counsel need express no opinion) and such as may be required under the rules of the Nasdaq National Market with respect to the underwriting arrangements reflected in this Agreement (as to which such counsel need express no opinion) and such as may be required under the rules of the NASD (as to which such counsel need express no opinion).

                             (ix) Except as described in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is reasonably likely to have a material adverse effect upon the properties, business, results of operations or financial condition of the Company.

                             (x) The statements in the Prospectus under "Risk Factors - Regulation of Insurance Holding Companies; Dividend Restrictions;" "- Guaranty Fund Assessments;" "- Shares Eligible for Future Sale;" "- Anti-Takeover Provisions;" "Business - Regulation;" "Management - Directors' Fees; "- Omnibus Incentive Plan; "Employee Stock Purchase Plan;" "-Retirement Plans;" "-Employment Agreements and Severance Agreements;" "Certain Relationships and Related

                    Transactions-McCreary;" "Description of Capital Stock" and "Shares Eligible For Future Sale," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters(except for the financial, statistical and other numerical data included therein, as to which such counsel need express no opinion). All contracts and other documents of which such counsel is aware after thorough due diligence, and which are required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are described as required in the Registration Statement, as the case may be.

                             (xi)  The Registration Statement and the
                    Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                             (xii)  Such counsel has been advised by the
                    Commission that the Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending.

                    To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials. Copies of such certificates shall be furnished to the Representatives and counsel for the Underwriters.

                    In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing no facts have come to the attention of such counsel which have caused such counsel to believe that the Registration Statement at the time it became effective and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to the financial statements and schedules and other financial data included in the Registration Statement or the Prospectus).

                    (g) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Morgan, Lewis & Bockius LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably request, and the Company and the Selling Shareholders shall have furnished to Morgan, Lewis & Bockius LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                    (h) The Representatives shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Representatives and dated such Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, as to the (i) restated articles of incorporation of incorporation and bylaws of the Company, (ii) authorizing the execution and delivery of the Registration Statement, this Agreement and the performance of the transactions contemplated by this Agreement, the Registration Statement, the Prospectus and the offering of the Shares and (iii) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement and any other documents contemplated by the offering of the Shares.

                    (i) The Representatives shall have received on each Closing Date certificates of the Secretaries of States (or comparable officials) where the Company is incorporated and doing business as to the good standing of the Company, listing all charter documents on file, qualification of the Company to do business as a foreign corporation, payment of taxes and filing of annual reports. In addition, the Representatives shall have received copies of all incorporation documents of the Company certified by the Secretary of State of the State of Florida.

                    (j) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                    6. Covenants of the Company and the Selling Shareholders. (A) The Company, and where specifically stated to be a covenant of the Selling Shareholders, each of the Selling Shareholders, covenants and agrees as follows:

                    (a) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus (or a term sheet as permitted by Rule 434(b) under the Securities Act) pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if such second business day would be more than fifteen business days after the Effective Date of the Registration Statement or any post-effective amendment thereto, such earlier date as would permit such Prospectus to be filed without filing a post-effective amendment as set forth in Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Representatives (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective,

            (iii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iv) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or amendment or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                    (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                    (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                    (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                    (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that neither the Company nor any Selling Shareholder shall be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                    (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                    (g) Without the prior written consent of the Representatives, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, or otherwise encumber or dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement (ii) the issuance of shares pursuant to the exercise of outstanding options or the grant or issuance of options under the Company's existing stock option plans; (iii) the issuance of shares to employees pursuant to the Company's Defined Contribution Plan and (iv) the issuance of shares to employees pursuant to the Company's Employee Stock Purchase Plan.

                    (h) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                    (B) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses of the Company and the Selling Shareholders (other than costs and expenses of the Selling Shareholders set forth in Section 6(c)) incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the Nasdaq National Market in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(A)(f); and (vii) inclusion of the Shares for quotation on the Nasdaq National Market.

                    (C) Each Selling Shareholder agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable
(A) upon the sale or delivery of the Shares to be sold by such Selling Shareholder to the Underwriters, (B) upon the purchase by the Underwriters of the Shares to be sold by such Selling Shareholder, (C) upon resales of the Shares in connection with the distribution contemplated hereby or (D) in connection with the consummation by such Selling Shareholder of any of its obligations under this Agreement

                    7.       Indemnification.

                    (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, arise out of or are based upon a breach of any representation or warranty made by a Selling Shareholder in this Agreement or the Letter of Transmittal and Custody Agreement or arise out of or are based upon the failure of any of the Company or any of its subsidiaries to previously issue shares of capital stock in accordance with all applicable laws, including federal and state securities laws, and its applicable corporate documents; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Underwriter and each person, if any, who controls either the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement regarding the ability of such Selling Shareholder to transfer good and valid title of its shares to the Underwriters free and clear of all liens, encumbrances, equities or claims, or (ii) with respect to the Company, any breach of a representation or warranty made by such Selling Shareholder in this Agreement or the Letter of Transmittal and Custody Agreement. Notwithstanding anything to the contrary contained in this Agreement, the indemnity of the Selling Shareholder contained in this Section 7(b) shall not make the Selling Stockholder liable under this Section 7(b), or under any other provision of this Agreement, for any amount in excess of the net proceeds received by such Selling Shareholder from the sale of the Shares of such Selling Shareholder.

                    (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Selling Shareholders, each person, if any, who controls the Company or the Selling Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraphs relating to stabilization on the inside front cover page of the Prospectus and the statements with respect to the public offering of the Shares under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company or a Selling Shareholder (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company or such Selling Shareholder from such Underwriter, or, with respect to a Selling Shareholder, an amount not exceeding 60% of the product of (x) the Initial Price of the Shares and (y) the number of shares being sold by such Selling Shareholder.

                    (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.


                    8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7 is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Shareholders or the Underwriters, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as the Selling Shareholders, persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discount but before deducting expenses) received by the Company or the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Underwriters may seek to enforce their rights to contribution against any Selling Stockholder pursuant to this Section 8 only if the Underwriters believe in good faith that there is a material risk that they may not obtain such contribution from the Company despite using their best efforts to do so. Notwithstanding the provisions of this Section 8, in no case shall a Selling Shareholder be liable or responsible for any amount in excess of an amount exceeding 60% of the product of (x) the Initial Price of the Shares and (y) the number of Shares being sold by the Selling Shareholder, provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be, subject in each case to clauses (i) and (ii) in the second preceding sentence and to the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

                    9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time

                    (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable to proceed with the offering;

            (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable or impracticable to market the Shares;
            (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

                    (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                    If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholders, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or a Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

                    10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                    (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                    (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.


                    In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders and without liability on the part of the Company and the Selling Shareholders, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholders or the non defaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                    11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

                    This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Company or the Selling Shareholders, and directors and officers of the Company, the Selling Shareholders, if any, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                    All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281
Attention: Richard D. White, (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement and (c) if to the Selling Shareholders, to the addresses set forth in the Letter of Transmittal and Custody Agreement.

                    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                    This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    Please confirm that the foregoing correctly sets forth the agreement among us.



                                              Very truly yours,

                                              FPIC Insurance Group, Inc.



                                              By /s/ William R. Russell
                                                 -----------------------------
                                                 Title: President and Chief
                                                 Executive Officer



                                              THE SELLING SHAREHOLDERS NAMED
                                              ON SCHEDULE II HERETO


                                              By /s/ Steven R. Smith
                                                 -----------------------------
                                                 Attorney-in-Fact


Confirmed:

OPPENHEIMER & CO., INC.

Acting severally on behalf
of itself and as representatives
of the several Underwriters
named in Schedule I annexed hereto.

Oppenheimer & Co., Inc.        The Robinson-Humphrey Company, Inc.


By /s/ Scott Ketner            By  /s/ Edward D. McCrady
  ---------------------------     --------------------------
  Name: Scott Ketner               Name: Edward D. McCrady
  Title:  Managing Director       Title: First Vice President

                                  SCHEDULE I


                                                         NUMBER OF FIRM
NAME                                                 SHARES TO BE PURCHASED
- ----                                                 ----------------------
Oppenheimer & Co., Inc.                                      850,000
The Robinson-Humphrey Company, Inc.                          850,000
Advest, Inc.                                                 100,000
Robert W. Baird & Co. Incorporated                           100,000
J.C. Bradford & Co.                                          100,000
The Chicago Corporation                                      100,000
Conning & Company                                            100,000
Crowell, Weedon & Co.                                        100,000
Fahnestock & Co. Inc.                                        100,000
First of Michigan Corporation                                100,000
Furman Selz LLC                                              100,000
Gruntal & Co., Incorporated                                  100,000
Jefferies & Company                                          100,000
Ladenburg, Thalmann & Co., Inc.                              100,000
Legg Mason Wood Walker, Incorporated                         100,000
Morgan Keegan & Company, Inc.                                100,000
Scott & Stringfellow, Inc.                                   100,000
Sterne, Agee & Leach, Inc.                                   100,000
Wheat First Butcher Singer                                   100,000
                                                           ---------

TOTAL                                                      3,400,000

                                  SCHEDULE II

                              SELLING SHAREHOLDERS


                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
NUZHAT A ABBASI....................................................              590
MARLING L ABEL.....................................................              590
THOMAS E ABERNATHY.................................................            1,476
EDWARD C ABRAHAM...................................................            3,248
CHARLES E ABRAHAMSEN...............................................            2,362
ALBA MARIA ABREU...................................................              886
ACHACOSO & ACHACOSO................................................            2,952
HAROLD ACKERSTEIN..................................................            1,476
ELBERTA C ACTON....................................................            1,181
JOHN T ADAMS.......................................................              590
GLENN D ADAMS......................................................              590
LESLIE R ADAMS.....................................................              886
NELSON LEON ADAMS..................................................            2,362
FRANK JAMES ADINTORI...............................................            3,248
JEROME A AFRICK....................................................            1,476
HAROLD S AGNEW.....................................................              590
JOHN RICHARD AGNEW.................................................              590
AZIA AHMAD.........................................................            3,248
SHAFAAT AHMED......................................................              295
SHAFAAT AHMED......................................................            1,181
JAYALAKSHMI ALANKAR................................................              614
ESTATE OF HAROLD F ALBERT..........................................              295
LUCIEN ALBERT......................................................              295
JOSE C ALBOVIAS....................................................            1,181
T ANDREW ALBRITTON.................................................              886
JOSEPHINE ALBRITTON................................................            1,476
EUGENIO C ALCAZAREN................................................            1,476
JACK M ALEXANDER...................................................              295
JACK M ALEXANDER...................................................              295
JULIAN E ALLEN.....................................................            2,214
HERBERT L ALLEN....................................................              590
MIGUEL R ALONSO....................................................            1,919
RAUL ALVAREZ.......................................................              886
VICTOR M ALVAREZ...................................................            2,362
DOUGLAS J ANDERSON.................................................              886
MARY M ANDERSON....................................................              590
BRUCE V ANDERSON...................................................              295
DONALD H ANDERSON..................................................              590
WILLIAM E ANDERSON.................................................            2,362
BRUCE V ANDERSON...................................................              295
WILLIAM ANDRAKE....................................................              590
ROBERT ANTONIO.....................................................            4,428
LEROY G APPELL.....................................................            3,188
ANTHONY J ARCIDLA..................................................            1,476
GEORGE F ARMSTRONG JR..............................................              738
CARL J ARNOLD......................................................            1,181
ROBERT R ARRINGTON.................................................              886
RALPH W ARWOOD.....................................................            2,362
ARON ARY...........................................................              590
AQUILES ASCENCIOS..................................................              590
VERNON B ASTLER....................................................            2,362
WILLIAM W ATKINSON.................................................            2,362
ALFRED J ATUAREZ...................................................              295
RICHARD F AUCLAIR..................................................            3,248
THOMAS AYRES.......................................................            1,476

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
JORGE AYUB.........................................................              738
BRUCE C BACON......................................................            4,428
JAMES MATTHEW BADER................................................              590
JORGE FRANCISCO BADESSI............................................            1,476
VICTOR B BAGA......................................................              590
FRANK J BAGALA.....................................................              295
PARKER K BAGLEY....................................................            1,476
WILLIAM L BAIRD....................................................              590
ALBERT J BAJOHR....................................................            1,181
ROBERT T BAKER.....................................................            1,695
JAMES ALVA BAKER...................................................            1,476
CHARLES D BAKER....................................................              148
PAUL T BAKULE......................................................            1,476
WENDE J BAILEY.....................................................              590
GENE A BALIS.......................................................            2,362
PETER G BALLAS.....................................................            2,362
JAMES M BALLIRO....................................................            2,362
CULLEN W BANKS.....................................................              590
DOULGAS GEORGE BARIMO..............................................              738
ROBERT BARISH......................................................            1,476
RAYMOND F BARNES...................................................              295
ANNETTE C BARNES...................................................              295
DAVID M BARON......................................................            2,362
GEORGE JOHN BARON..................................................              590
JESUS C BARRAMEDA..................................................              590
JAMES R BARRON.....................................................            4,428
GEORGE W BARROW....................................................              590
JACK L BARRS.......................................................            1,476
DONALD C BARTLEY...................................................              886
RICHARD I BASCH....................................................            1,476
LEONARD C BASS.....................................................              590
THOMAS R BATES.....................................................              590
BATEY & CALABRIA...................................................            2,952
JAMES WILLIAM BATTAGLINI...........................................            1,181
ROBERT E BAUER.....................................................              590
MICHELLE F BAUER...................................................              590
HAROLD BAUMGARTEN MD...............................................              590
BAY RADIOLOGY ASSOCIATES...........................................            2,952
WILLIAM R BEAN.....................................................            1,476
CHARLES H BECHERT..................................................              590
BERNARD E BEKER....................................................            2,362
ANN PETERSON BELCH.................................................            1,476
JACK D BELLONE.....................................................              354
LUIS E BENCOMO.....................................................              295
CHARLES E BENDER...................................................              590
HUGO ROGELIO BENITEZ...............................................            1,476
HUGO R BENITEZ.....................................................              886
WILLIAM FRANCIS BENNETT MD.........................................              590
DAVID D BENNETT....................................................              590
LEONARD BERG.......................................................              590
SUTHILAK W BERGER..................................................            2,126
JACK L BERGER......................................................              664
MAURICE M BERGER...................................................              295
MAURICE M BERGER...................................................              295
ALBERT BERJE.......................................................              295
ZELMAN L BERNSTEIN.................................................              886
JOAQUIN BERTMATTI..................................................            1,476
FERNANDO R BETANCOURT..............................................            2,362
RAMDAS BHANDARI....................................................            2,362
NINA BIRRIEL.......................................................              177
CHARLES A BISBEE...................................................            4,428
ROBERT K BISSET....................................................              886
DEBORAH A BLACKBURN................................................              590
DEBORAH A BLACKBURN................................................              590
DONALD L BLACKMON JR...............................................              590
ROBERT E BLACKWOOD MD..............................................              590
MICHAEL R BLAIS....................................................              886

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
MICHAEL R BLAIS....................................................              738
ROBERT E BLAKEY....................................................              590
UTSET BLANCO.......................................................             1771
MARIA I BLANCO.....................................................              886
H KIRBY BLANKENSHIP................................................            2,214
ROBERT N BLEWS.....................................................              886
ELEANOR CRAWFORD BLITZER...........................................              886
GEORGE S BLODGETT III..............................................              590
DAVID BLUMER.......................................................              590
ARGIN A BOGGUS.....................................................              590
NEIL C BOLAND......................................................            2,362
RICHARD A BOLT.....................................................            1,476
JOHN D BOLTON......................................................              738
LEO D BONAGUA......................................................            2,362
HARRIS L BONNETTE..................................................            1,476
VICTOR R BOODHOO...................................................              590
PAUL RICHARD BORELLI...............................................              295
PAUL JOHN BORGMEIER................................................              295
CHARLES E BORING...................................................            2,362
JAY VANDEN BOSCH...................................................              886
WILLIAM P BOSWORTH.................................................              295
WILLIAM P BOSWORTH.................................................              295
ROBERT J BRILL.....................................................            2,362
ROBERT F BOUDREAU..................................................              590
ROGER L BOURGUIGNON................................................            1,181
ROGER L BOURGUIGNON................................................            1,181
JOSEPH M BOVE......................................................              590
BRUCE BOYNTON......................................................              295
DOUGLAS LEE BOYNTON................................................              738
JAMES J BRADSTREET.................................................              590
ROBERT T BRAMAN MD.................................................              590
DEAN A BRAMLET.....................................................            1,476
RICHARD L BRANDON..................................................              886
RICHARD L BRANDON..................................................              886
EDWUND BROOK BRANTLY...............................................              590
ERNEST HERBERT BRAUKMAN............................................              590
ROY Z BRAUNSTEIN...................................................              590
STEWART BRAUNSTEIN.................................................            3,248
PETER R BREAM......................................................              295
ROBERT L BRENNER...................................................              590
BREVARD ANESTHESIA SERVICE.........................................           22,437
HAROLD D BREWER MD.................................................              590
CHARLES S BRISTOL..................................................            1,476
EDWARD M BRODIE....................................................              590
B F BROKAE.........................................................            1,004
A RAYMOND BROOKER..................................................            2,214
WILLIAM J BROUSSARD................................................              295
STEPHEN M BROWN....................................................            2,140
JOHN O BROWN.......................................................              295
FRANK M BRYAN......................................................              295
PAT DOUGLAS BRYANT.................................................              590
FERNANDO BUENO.....................................................              590
STEVEN BUKOWSKI....................................................            3,248
ROB R BUNCH........................................................              590
EDGAR ALFREDO BUREN................................................            2,362
BRUCE BOYD BURGESS.................................................              590
DAVID N BURNS......................................................              886
CHRISTINE L BURNS..................................................              590
WINTON H BURNS.....................................................            4,428
WILLIAM E BUSH.....................................................            3,897
MICHAEL P BUSTIN...................................................              590
JOHN TERENCE BUTLER................................................              590
BUTTERICK, HALL, WEITZEL...........................................            7,971
BUTTERICK & HALL...................................................            9,152
BAXTER H BYERLY....................................................              886
JOHN W BYERS.......................................................            3,248
TIMOTHY L BYRD.....................................................              590

                                                                       Number of Shares to
          Name                                                               Sold
          ----                                                        -------------------
JAMES L CAIN.......................................................          3,248
DOMINICK A CALABRIA................................................            590
JULIO M CALDERON...................................................          1,476
C R CAMBROU........................................................            590
JAMES C CAMPBELL...................................................          2,952
DANNY V CANTWELL...................................................          4,428
LEWIS CAPLAND......................................................            590
JORG A CAPOTE......................................................          1,476
ALFRED H CARDET....................................................          2,362
TED J CARDOSO......................................................          2,214
JOHN NORMAN CARLSON................................................            590
LEFFIE M CARLTON...................................................            590
JOHN E CARROLL JR..................................................            590
WILLIAM G CARSON...................................................          2,362
JOHN WILLIAM CARSON................................................            590
FRED S CARTER......................................................            590
WESTMARK, NAGEL, SIMS, & CARTER....................................          5,905
PHILLIP ANTHONY CARUSO.............................................          2,067
RECHAD M CASSIM....................................................            590
ANTONIO E CASTELLVI................................................          2,728
MELVIN E CASTILLO..................................................          1,181
MELVIN E CASTILLO..................................................          1,181
OSVALDOS CASTRO....................................................            295
ROBERT J CATANZARO.................................................          2,362
SANTINO J CATANZARO................................................            295
JEFFREY R CATLIN...................................................          1,476
CHARLES W CELANO...................................................          2,952
WALTER A CERRATO...................................................          4,428
GEORGE V CESTARO...................................................            590
PAUL L CHAKOLA.....................................................            590
JULIUS B CHAMBERS..................................................          1,476
JOSEPH J CHANDA....................................................            590
HOWARD C CHANDLER..................................................            886
REKHA CHANDRA......................................................          4,428
R CHANDRASEKHARA...................................................            590
JAMES E CHANGUS....................................................            590
CLIFFORD ELMER CHAPMAN.............................................          2,362
JAMES C CHAPMAN....................................................          3,248
SILAS J CHARLES....................................................            148
DALE R CHARNECO....................................................            590
MOHAMMAD Y CHAUDHARY...............................................          1,476
JOHN W CHIDSEY.....................................................          2,362
ANTOINETTE M CHIDSEY...............................................            148
THOMAS C CHURCH....................................................            295
THOMAS C CHURCH....................................................            295
KUNNIKA CHUTINAN...................................................            472
T TERRY CHUTINAN...................................................          2,067
PETER M CIEJEK.....................................................          2,362
IOAN SAMSON CIUNGA.................................................            295
BEVERLY A CLARK....................................................            590
ROY L CLEMONS......................................................          1,476
KAREN G CLONINGER..................................................          1,476
FRANKLIN D CLONTZ..................................................          1,476
H FELTON COFER.....................................................            590
ARMAND B COGNETTA..................................................            590
GREGORY R COHEN....................................................            590
FRED L COHEN.......................................................          2,362
LAWRENCE S COHEN...................................................          2,362
ROY S COHEN........................................................            295
ROY S COHEN........................................................            295
LONNIE A COLE......................................................          1,181
MICHAEL K COLE.....................................................          1,476
STEPHEN C COLEMAN..................................................          2,362
RUTH E COLEMAN.....................................................            295
P ANDREW COLEY.....................................................            590
NATHANIEL COLSTON..................................................            590
ROBERT COLTON MACDUFFEE............................................            295

                                                                      Number of Shares to
          Name                                                              Sold
          ----                                                       -------------------
ERNESTO A CONTE....................................................           590
ANTHONY J CONTE....................................................         3,248
THOMAS D COOK......................................................           738
BARBARA P COOKSEY..................................................           590
DEAN J COPELY......................................................         2,952
THOMAS M CORBYONS..................................................           590
SETH D COREN.......................................................         2,362
GUILLERMO W COSMA..................................................         3,248
LEONARD Y COSMO....................................................           590
ROBERT J COURTNEY..................................................         4,428
PAUL E COURY.......................................................           590
ALAN J COUSINS.....................................................         2,214
RANDALL B COVERNMAN................................................           590
ROBERT E COWAN.....................................................           590
CLARENCE R CRANDALL................................................           590
W EARLE CRANKSHAW..................................................           295
BARBARA-LEIGH CRUIKSHANK...........................................         1,476
ROBERTO E CRUZ.....................................................         2,362
RODOLFO C CUBARRUBA................................................         1,476
PATRICK A CULLEN...................................................         4,428
EDWARD L CUTLER....................................................           590
SCOTT GREGORY CUTLER...............................................         2,362
JAMES CONWAY DABNEY................................................         4,428
JAMES OMAR DAILEY..................................................         1,476
RICHARD E DALRYMPLE................................................           886
JOHN W DALY........................................................         4,871
ANTON M DAMEFF.....................................................           590
JOSEPH D'AMICO.....................................................         3,897
ADANTO A S D'AMORE.................................................           590
PHILIP C DANGELO...................................................           472
PHILIP C D'ANGELO..................................................         1,181
MICHAEL D DANZIG...................................................         1,476
D C & RENU DAS.....................................................         2,362
RENU DAS...........................................................           590
DINES C DAS........................................................           295
DINES C DAS........................................................           295
RENU DAS...........................................................           295
ROMUALDO R DATOR...................................................           295
HILARIO G DAVID....................................................           590
JOHN & DOROTHY DAVIDSON............................................           295
TIMOTHY M DAVLANTES................................................           590
BAHWAM DAYAL.......................................................         1,476
PETER M DAYTON.....................................................         2,362
J ANTHONY DEDE.....................................................         1,033
JAMES H DE GEROME..................................................           295
GINTARAS E DEGESYS.................................................         1,329
NORBERTO T DEGUZMAN................................................           590
ELIN SATORY DEHOYOS................................................           590
ROLANDO B DEIPARINE................................................         1,181
SUB EL-DEIRY.......................................................           236
JOSE C DE LA PENA..................................................           295
ARVELIO DELATORRE..................................................         1,476
GEORGE DELAUGHTER..................................................         3,543
GARY J DELLERSON...................................................         2,362
DELLERSON ANESTHESIA GROUP.........................................         3,248
ROBERT F DELUCA....................................................           590
PALMA RUSPOLI DEMAIO...............................................         1,476
CHRISTIAN VAN DEN HEUVEL...........................................           886
SAM WESLEY DENHAM..................................................         1,476
RONALD W DENNIE....................................................           295
MICHAEL A DENNIS...................................................           738
DANIEIL S DENNISON.................................................           886
JOSEPH B DEPEYSTER.................................................           590
SHARMISHTHA J DESAI................................................         1,476
REYNALDO L DESCALSO................................................         4,428
S DEVARAKONDA......................................................           590
MARVIN A DEWAR.....................................................           590

                                                                     Number of Shares to
          Name                                                             Sold
          ----                                                       -------------------
ROBERT DE YOUNG....................................................         3,248
JOSEPH F DIACO.....................................................         1,181
ADALBERTO R DIAZ...................................................           590
PAUL H DILLAHUNT II................................................         1,476
RICHARD L DILLARD..................................................           295
MARCUS J DILORENZO.................................................           590
NGOCLAN T DINH.....................................................           590
HENDRIK DINKLA.....................................................         1,476
WILLIAM P DISMUKES.................................................           295
JOSEPH C DOANE.....................................................         1,476
PAUL MELTON DODD, JR...............................................         2,362
R EDWARD DODGE, JR.................................................           590
ROBERT W DODT......................................................           962
VICTOR F DOIG......................................................         3,248
JUAN C DOMINGO.....................................................           738
DONEGAN-MCCORKLE...................................................        42,513
VICTOR DORF........................................................           590
JOHN C DORMAS......................................................         2,952
SUSAN E DORSCH.....................................................         3,248
ANTHONY J DORTO....................................................           590
HARLAN N DOUGLAS...................................................         3,248
HOWARD A DOYLE.....................................................         1,506
BONITA J DRAKE.....................................................           295
BONITA J DRAKE.....................................................           295
WILLIAM B DREYER...................................................            30
CARLA F DUBOSE.....................................................         1,476
ROBERT L DUBUISSON.................................................           738
CHARLES C DUGAN....................................................           590
PETER R DUMAS......................................................         4,647
RODNEY DUNAWAY.....................................................           738
KENNETH DUNHAM.....................................................           590
GARY L DUNALP......................................................         2,362
JOHN V DUNNE.......................................................           590
DONALD W DURRANCE..................................................         2,214
JOHN J DUSSEAU MD..................................................         4,428
RODOLFO L DY MD....................................................         7,086
JOHN A DYAL........................................................         1,476
E B WHITE..........................................................         1,476
ROBERT BUSHELL EANETT..............................................           590
JOE C EBBINGHOUSE..................................................           886
CHARLES S EBY......................................................         1,476
JOHN M EDMISTON....................................................           590
E K EDWARDS JR.....................................................           590
GEORGE T EDWARDS...................................................         2,362
THOMAS S EDWARDS...................................................           590
THOMAS JAMES EGAN..................................................           590
NELLY C EGOZI......................................................         2,952
RODOLFO D EICHBERG.................................................         1,107
EDWARD A EIKMAN....................................................         1,476
DOUGLAS L EILAND...................................................           590
JUDITH R EISEN.....................................................           148
SAUL EISEN.........................................................           148
JOHN S EISENBACH...................................................           148
MELVIN EISENBERG...................................................           590
LARRY STEVEN EISENFELD.............................................         2,362
HATEM EISSA........................................................         3,248
LEE W ELGIN........................................................           886
ELMER, HOLLAND & GILBERT...........................................        10,038
JAMES C ELMER......................................................         2,657
SANFORD E ELTON....................................................           531
WADEN EMERY........................................................           590
LESLIE S EMHOF.....................................................           590
FREEMAN EPES.......................................................           590
RONALD CHARLES ERBS................................................           886
EUGENE D ERMINI....................................................           590
CHARLES G ESCHENBURG...............................................           590
CHARLES G ESCHENBURG...............................................           590

                                                                       Number of Shares to
          Name                                                               Sold
          ----                                                        -------------------
LEONCIO F ESPIRITU.................................................          1,476
IRVING ESTRIN......................................................          1,476
WARREN C EVANS.....................................................          2,362
EARL H EYE, JR.....................................................            590
FAISAL FAKIH.......................................................            590
ELLIOT J FAMILANT..................................................            590
ANTHONY R FARALDO..................................................          2,362
JOHN T FARGHER.....................................................          1,476
H FRANK FARMER.....................................................            590
KENNETH H FARROW...................................................            738
KENNETH J FARROW...................................................            738
MARK D FASBINDER...................................................            738
LAWRENCE F FASS....................................................            295
ANTHONY J FASSI....................................................          2,362
PAUL G FAUCHER.....................................................            590
RONALD B FAUER.....................................................          1,476
SCOTT FEATHERMAN...................................................          1,476
JOEL S FEISS MD....................................................            590
LEON RALPH FELDMAN.................................................            590
JAMES OLIVER FERGESON..............................................            590
EMMET F FERGUSON, JR...............................................          1,033
DANIEL J FERNANDEZ.................................................            590
ALICIA MOORE FERNANDEZ.............................................            590
ALFREDO FERNANDEZ..................................................          2,362
RICHARD B FIEN.....................................................            590
LAWRENCE FINKELL...................................................            148
FIRST UNION NATIONAL BANK..........................................          2,362
FRANK J FISCHER....................................................          1,181
HAMILTON RUTLEDGE FISH.............................................          1,476
BRUCE MARC FISHBANE................................................          2,362
ROBERT A FISHCO....................................................            590
ARTHUR FLATAU III..................................................          1,181
ARTHUR FLATAU......................................................          1,181
PAUL A FLATEN......................................................            590
STEVEN T FLAX......................................................          1,181
STEVEN T FLAX......................................................          1,181
BRUCE M FLEEGER....................................................            590
JAMES C FLEMING....................................................          1,476
LUIS R FLOREZ......................................................            590
FLORIDA HEALTH CARE PLAN INC.......................................         16,238
MICHAEL P FLYNN....................................................          2,214
MICHAEL J FOLEY....................................................          2,214
MARIANO M FONDEVILA................................................            295
ERNESTO E FONTS....................................................            590
JAMES D FORBES.....................................................          2,952
GEORGE L FORD, JR..................................................            590
ENRIQUE L FORTE....................................................          1,181
GEORGE D FOSTER....................................................          2,362
NANCY W FOUTS......................................................          1,453
W DOUGLAS FOWLER...................................................          2,362
ROGER W FOX........................................................            590
SIDNEY FOX.........................................................          1,476
JOSEPH M FRANCE....................................................            295
CHARLES A FRARACCIO................................................          2,362
DONALD J FRASER....................................................          1,476
R HARRISON FREEDMAN................................................            295
JOHN A FREEMAN JR..................................................            738
EDDY FREEMAN.......................................................            886
BEN I FREIDMAN.....................................................          2,362
M FELIX FRESHWATER.................................................          2,362
H DAVID FRIEDBERG..................................................            590
ALLEN P FRIEDENSTAB................................................          2,362
LEO FRIEDMAN.......................................................            738
LEO FRIEDMAN.......................................................            738
GEORGE S FRITZ.....................................................            295
GEORGE S FRITZ.....................................................            295
DAVID D FULGHUM....................................................            590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
EARL W FULLER......................................................             886
DANIEL E FULMER....................................................           1,476
B THOMAS FUSON.....................................................             590
FESTER & FURMAN....................................................           1,181
WALTER EUGENE FURR.................................................           2,362
GEORGE C GALLATTI..................................................           2,362
RAMONE GALLEGO.....................................................           1,258
ENRIQUE Y GALURA...................................................           1,476
NORMAN L GAMSE.....................................................             590
JAMES N GANEY......................................................           2,362
THOMAS H GANEY.....................................................             590
CARLOS GANUZA......................................................           1,476
BRIAN MILTON GARBY.................................................             738
BRIAN MILTON GARBY.................................................             738
RICHARD M GARCIA...................................................             590
OSCAR A GARCIA.....................................................             295
MARIANO MIGUEL GARCIA..............................................             443
VIRGINIA GARCIA....................................................             517
OSCAR A GARCIA.....................................................             295
LEONARD JOEL GARDBERG..............................................             590
JOHN T GARLAND.....................................................             590
CANIPELLI CANIPEL GARONI...........................................           3,248
ANGEL A GARRI......................................................             590
WILLIAM E GATLIN...................................................             590
WILLARD R GATLING & SUZANNE M GATLING..............................             590
MICHAEL D GAYNOR...................................................             590
FRANKLIN L GEIGER..................................................             295
GLENN GIDSEG.......................................................             590
RONALD F GIFFLER...................................................             590
ROGER DAVID GIFFORD................................................             295
CLARENCE M GILBERT.................................................           1,476
WALTER R GILBERT...................................................             590
ROBERT L GILLETT...................................................             590
LAWRENCE M GILLIARD................................................             295
LAWRENCE M GILLIARD................................................             295
GILL-LAWLOR........................................................            1771
JOSE LUIS GIMENEZ..................................................             148
ALFREDO A GINORY...................................................             295
JOSEPH GIOVINCO....................................................             590
NOEL R GLADSON.....................................................           3,248
ARTHUR LEWIS GLASER................................................             590
STANLEY A GLASSMAN.................................................             590
B WILLIAM GLICK....................................................             590
JOAN C GLUCK.......................................................             590
WAYNE L GODBOLD MD.................................................           2,362
ROBERT G GOLD......................................................           4,428
GOLD VAN & WHITE...................................................           8,857
MELVIN L GOLDBERG..................................................             590
STEPHEN H GOLDMAN..................................................             590
NELSON C GOLDMAN...................................................           1,181
DAVID H GOLDSTEIN..................................................             590
ENRIQUE L GOMEZ....................................................             295
TERESA TOLON GOMEZ.................................................             443
FRANCISCO D GOMEZ..................................................           1,181
F S GONDER, JR.....................................................             738
PEDRO I GONZALES...................................................           2,362
CARLOS F GONZALEZ..................................................           7,381
JOHN M GOODING.....................................................           4,871
ROGER DREW GORDON..................................................           1,476
ALEN E GORDON......................................................             590
GARY GOTTHELF......................................................             295
RODERIC D GOTTULA..................................................             295
AMADO GRABIEL......................................................             590
DAVID GRACE........................................................             295
DAVID GRACE........................................................             295
ALLEN GRAEVE.......................................................           2,362
WALTER B GRAHAM....................................................           1,476

                                                                        Number of Shares to
          Name                                                                Sold
          ----                                                         -------------------
WALTER GRAND.......................................................           1,181
WALTER GRAND.......................................................           1,181
EDMUND G GRANT.....................................................             295
CHARLES E GRAPER...................................................           4,428
GEORGE WILLIAM GRAY................................................             590
GEORGE WILLIAM GRAY, JR............................................             443
ROBERT GREEN.......................................................             590
ROBERT A GREEN.....................................................           1,181
ROBERT GREEN.......................................................           1,181
JOHN E GREENE......................................................           2,952
WILLIAM C GREENMAN.................................................             590
MARC P GRENIER.....................................................           2,362
ROBERT GRENITZ.....................................................           2,834
DAVID W GRIFFIN....................................................           2,952
PHYLLIS J GRIFFIN..................................................             590
SUSAN GRIFFIS......................................................             590
MARK A GRINBERG....................................................             590
J HOWARD GRINER....................................................           1,476
ROBERT E GROGAN....................................................             295
HOWARD A GROSSBARD.................................................             886
JAMES W GROSSNICKLE................................................           1,624
DONALD PETER GRUENDEL..............................................           3,248
ANDREW J GUNN MD...................................................             886
LALIT K GUPTA......................................................             295
LAWRENCE M GUSTIN..................................................             590
FRANKLIN GUTTMANN..................................................           2,362
WILLIAM F GUYTON...................................................             590
JAMES H HABEGGER MD................................................             590
HECTOR H HACES.....................................................           2,362
NORMA G HAGAN......................................................           3,248
WARREN E HAGEN.....................................................           4,428
MICHAEL HAIKEN.....................................................           1,476
DAVID A NEHME-HAILY................................................           1,476
MICHAEL HAIMO......................................................           1,476
STEPHAN S HALABIS..................................................             590
ROBERT W HALL......................................................             590
WILLIAM HENRY HALL.................................................             590
ROGER W HALL.......................................................             295
CORNELIUS HALVEY...................................................             295
CORNELIUS H HALVEY.................................................             295
ROBERT B HALVORSEN.................................................           1,476
CURTIS SCOTT HAMERMAN..............................................           1,388
JAMES ALDEN HALL...................................................             295
EDWIN H HAMILTON...................................................           1,476
MARK E HAMMER......................................................             590
DANIEL O HAMMOND...................................................           1,476
MORTON L HAMMOND...................................................             590
THOMAS C HAMMOND...................................................             295
YUSOOF HAMUTH......................................................             590
GARY C HANKINS.....................................................             590
HANNAH,GRENIER,WHALEY,CH...........................................           2,214
RAYMOND D HANSEN...................................................             590
JOHN PARKER HANSON.................................................             590
JOE BOB HARBISON...................................................           1,476
BRIAN HARDCASTLE...................................................           2,952
HENRY TRACY HARDEN.................................................             295
A LAWSON HARDIE....................................................             590
JOSEPH E HARLOW....................................................           1,181
HENRY L HARRELL....................................................           2,362
JAMES E HARRELL....................................................             738
HENRY L HARRELL....................................................             148
C M HARRIS MD......................................................             590
WILLIS W HARRIS....................................................             590
WILLIAM V HARRISON & MARJORIE......................................             295
STUART HARRISON....................................................             590
WILLIAM V HARRISON.................................................             295
RANDELL J HARTLAGE.................................................             590

                                                                        Number of Shares to
          Name                                                                 Sold
          ----                                                          -------------------
SHIRLEY HARTMAN....................................................              295
CHARLES B HARVEY...................................................            2,362
JOSEPH HASBANI.....................................................              886
SHAWKY HASSAN......................................................              886
ROBERT L HATTON....................................................            2,362
FREDERICK A HAUBER.................................................            1,476
JOHN C HAWKINS III.................................................            2,362
CRAWFORD HAWKINS, JR...............................................              590
WILLIAM M HAYCOOK..................................................            1,476
JOHN RAYMOND HAYES.................................................              738
GLENN B HAYS.......................................................              590
GORDON & AUDREY HEATH..............................................              590
MICHAEL HEDDEN.....................................................            4,428
FLORENCE HEIMBERG..................................................              590
CARL R HEINZERLING.................................................              295
RICHARD J HELFMAN..................................................              590
DAVID M HELIGMAN...................................................            2,952
C BROOKS HENDERSON.................................................              590
KERRY D HENDERSON..................................................              590
HENDERSON MENTAL HEALTH............................................            8,857
ROMAN M HENDRICKSON................................................              886
JEANNE M HENNEMANN.................................................            4,428
RICHARD A HENRY....................................................            1,476
ROGER LYNN HENSON..................................................              886
MANUEL J HERNANDEZ.................................................              590
HOWARD C HERON II..................................................            1,476
RAUL JUL HERRADA...................................................            1,329
CHARLES S HERRON...................................................              738
ALFRED L HEYDRICH..................................................            1,476
ROBERT A HIATT.....................................................              886
GUY H HICKMAN......................................................            1,181
FRANK J HILDNER....................................................            1,476
JOSEPH ANDREW HILL.................................................              590
SAMUEL HINTER......................................................              590
HOBBY SMITH & NANTAIS..............................................            4,428
ROYCE HOBBY........................................................            2,362
JOHN P HOCHE.......................................................            1,476
ROBERT F HOCK......................................................              590
RICHARD W HOEFER MD................................................            2,362
RODNEY F HOLCOMB...................................................              295
CLINTON D HOLDER...................................................            1,476
LARRY B HOLDER.....................................................              738
FRANCIS T HOLLAND..................................................              590
JOHN C HOLLEY, JR..................................................            2,362
BYRON E HOLLEY.....................................................              590
MICHAEL S HELLER...................................................              590
CHARLES M HOLMES...................................................            1,476
HELENE R HOLMES....................................................              590
ROBERT D HOLMSTROM.................................................              590
SAMUEL J HOLSTEIN..................................................              590
PAUL HOMER.........................................................              295
JAMES HONIG........................................................            2,362
DAVID EDWARD HOOD..................................................              590
C GIBSON HOOTEN....................................................              590
WALTER B HOOVER, JR................................................            2,362
KATHERINE HOOVER...................................................            1,476
HOYT HORNE.........................................................              590
T RICHARD HOSTLER MD...............................................              590
WILLIAM C HOUSE....................................................              148
WILLIAM C HOUSE....................................................              148
HARRY S HOWELL.....................................................              295
HARRY S HOWELL.....................................................              295
DONALD L HOWIE.....................................................              148
DONALD L HOWIE.....................................................              148
GONZALO HUAMAN.....................................................              738
WILLIAM H HUBBARD..................................................            1,476
THOMAS PAUL HUBER..................................................            1,476

                                                                        Number of Shares to
          Name                                                                Sold
          ----                                                         -------------------
GEO T HUCKLE.......................................................           1,181
JOHN F HUDDLESTON..................................................           4,428
I STANTON HUDMAN...................................................           2,362
MARY H HUDSON......................................................             590
SARAH LYNN HUFFMAN.................................................           1,476
H ANDREW HUNTT.....................................................           4,428
CAROL J HUSER......................................................           3,838
JAWED HUSSAIN......................................................           1,476
TALIB HUSSAIN......................................................             295
PHINEAS J HYAMS....................................................             295
FRED H HYER........................................................           1,476
JOHN R IBACH (PARTIAL).............................................             443
GEORGE R IKELER....................................................             590
JAIME ILLEL........................................................             590
DALE C INGRAM......................................................           4,428
BREVARD ANESTHESIA GROUP...........................................          22,437
HAROLD L ISHLER....................................................           2,362
NEAL H ISIL........................................................           2,362
ARN E ISON.........................................................             590
ANDREW R JACKSON...................................................             590
JANET W JACKSON....................................................           2,067
JAN CHARLES JACKSON................................................             590
JACKSONVILLE FACULTY PRACTICE......................................           2,362
DAVID A JAFFE......................................................             177
MARK JAFFE.........................................................           2,214
EFREN A JAMIR......................................................             443
MARK A JANK........................................................             738
ALLEN NATHANIEL JELKS..............................................             590
MARY LARSON JELKS..................................................             590
GASTON C JENKINS...................................................             590
JAROSLAV J JILEK MD PA.............................................           1,476
JOSE RAMON JIMENEZ.................................................             738
MINAS C JOANNIDES III..............................................           1,476
CHARLES O JOEST....................................................             590
MICHAEL W JOHNELL..................................................           2,362
LEMOYNE F JOHNSON..................................................           1,181
LESTER R JOHNSON...................................................           1,695
TERRANCE A JOHNSON.................................................             590
WALTER H JOHNSON...................................................             590
DONALD CHARLES JOHNSON.............................................           1,033
MARK E JOHNSON.....................................................             886
HARRY F JONES......................................................           2,362
KENNETH W JONES MD.................................................           4,428
CARLTON E JONES....................................................             295
MERCY LEE JONES....................................................           2,362
HARRIS QUILLIAN JONES, JR TTEE.....................................             590
WEBSTER N JONES, III...............................................             295
MILLARD F JONES TRUST..............................................             295
WEBSTER N JONES....................................................             295
JOE W JOO MD.......................................................             590
WAYNE FORREST JUDSON...............................................           2,362
AZIZ H JUNAGADHWALA................................................             295
ROD JURADO.........................................................             590
JOHN C KAGAN.......................................................           2,362
SUNIL M KAKKAR.....................................................           2,657
NICHOLAS H KALVIN MD...............................................             590
LEWIS H KAMINESTER.................................................             590
LEWIS H KAMINESTER.................................................             295
ROBERT C KANE MD PA................................................             590
ARNOLD AARON KAPLAN................................................             590
BARRY J KAPLAN.....................................................           4,428
DAVID E KAPROTH....................................................           1,476
ABDUL M K KARIM....................................................             295
JOHN P KARTSONIS...................................................              41
ALGIRDAS F KASPAR..................................................             590
LAWRENCE G KASS....................................................             590
ROBERT A KAST......................................................           2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
KENNETH ALLEN KASTEN...............................................                590
LAWRENCE B KATZEN..................................................                590
BARRY C KAUFMANN...................................................              2,362
FRANCIS D KEENAN...................................................              2,362
PATRICK MARK KELLEY................................................              2,362
GEORGE A KELLNER...................................................              2,362
THOMAS F KELLY.....................................................              1,181
THOMAS F KELLY.....................................................              1,181
EARL ALLEN KENDALL.................................................              1,476
JAMES RANDALL KENNEDY..............................................                590
BENJAMIN S KENNEDY.................................................              3,248
ALFRED HOPKINS KENNEMER............................................                590
PERCY D KEPFER.....................................................                590
MICHAEL J KERKES...................................................                590
MACEY H KEYES......................................................                590
ZAKIR H KHAN.......................................................                590
ANSAR U KHAN.......................................................                738
ANSAR U KHAN.......................................................                738
FARHAT J KHAWAJA...................................................                295
RICHARD L KIDD.....................................................                886
ROBERT FRENCH KEILY................................................              2,952
ROBERT ENGLAND KING................................................                962
DALTON C KINSELLA..................................................                590
BARRY KINZBRUNNER..................................................                590
N KEITH KIRBY......................................................              1,476
ROBERTA M KIRBY....................................................                295
WILLIAM LESLIE KIRBY...............................................                295
ALICE T KIRK.......................................................                295
WAITE S KIRKCONNELL................................................                295
JAMES J KIRVIN III.................................................              1,771
JAMES J KIRVIN.....................................................              1,181
ALEX KISH..........................................................                295
ALEX KISH..........................................................                295
KAROLY O KISS......................................................              1,476
IRWIN M KLAU.......................................................              2,362
WILLIAM C KLEIN....................................................              2,214
NICHOLAS P KLOKOCHAR...............................................                590
ROBERT M KNIGHT....................................................                295
KEITH H KNORR......................................................              1,476
RONALD B KOCH......................................................              1,919
CONRAD E KOEPER....................................................              2,362
NATALIE KOFF.......................................................                295
KENNETH KOHEN......................................................              1,476
BENJAMIN KOHN......................................................                590
ELIZABETH T KONDRACKA..............................................                886
DAVID J KORN.......................................................              1,476
ROBERT B KOSER.....................................................                590
CHARLES KOTTMEIER..................................................              4,428
DAVID KOVACS.......................................................              2,362
THOMAS E KOWALSKY..................................................              1,771
LAWRENCE D KRAMER..................................................                590
KRISHNAMURTY.......................................................              2,362
KENNETH D KRONHAUS.................................................              1,476
BARRY S KRONMAN....................................................              1,181
GARY A KROSIN......................................................                531
THOMAS M KRUPP.....................................................                295
FRANK E KUCERA.....................................................              2,362
GEORGE KUCKER......................................................                590
ALBINO Y KUON......................................................                295
KENNETH MELVIN KUPKE...............................................              2,362
ERIC C KURTZ.......................................................              1,476
SHELDON ROBERT KUSHNER.............................................              2,067
F HAROLD KUSHNER...................................................                590
SHEELA KUTTY.......................................................              1,476
ANDREW D LADNER....................................................                886
DENNIS J LAFER.....................................................                295
VICENTE LAGO.......................................................                295

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
VICENTE LAGO.......................................................              295
CLIFFORD A LAKIN...................................................              590
VENU LAKSHIMNARASIMHAN.............................................              590
GURUSAMI M LAKSHMIN................................................              590
ALEJANDRO LALLANILLA...............................................            2,214
WILLIAM E LAMB.....................................................              590
TIMOTHY A LANE.....................................................            3,897
WILLIAM S LANFORD..................................................              590
IRVIN R LANG.......................................................              472
RICHARD J LANGSTON.................................................              295
THOMAS L LARGEN....................................................            1,476
PHILIP M LASCELLE..................................................            3,543
PHILIP M LASCELLE MD...............................................            1,181
BRIAN A LASSETER...................................................              886
ROGER A LAUGHLIN...................................................              590
EVA LAUKHUF........................................................              590
LEWIS M LAURING....................................................              295
DAVID E LAW........................................................              590
G WILLIAM LAZENBY..................................................              590
CHARLES LEBOWITZ...................................................              295
FRED H LAMBROU.....................................................              590
RICHARD S LEE......................................................              886
ESTATE OF PAUL LEEDS...............................................              590
I B LEES...........................................................              886
JACK L LE FROCK....................................................              590
JOHN D LEHMAN......................................................              590
DAVID EDWARD LEHR..................................................              590
KENT N LEIFER......................................................              590
LODEWYK A S LEMMER.................................................            4,428
WILLIAM A LEMMERT..................................................            1,476
BRUCE A LENES......................................................              295
GUILLERMO N LEON...................................................            1,181
GUILLERMO N LEON...................................................            1,181
CARLOS A LEON-BARTH................................................            1,476
BARRY LERNER.......................................................              295
ALAN LEROY.........................................................            1,771
J LANCELOT LESTER..................................................            1,181
NILE R LESTRANGE...................................................            2,362
JUANITA LETOURNEAU.................................................              295
JAMES E LETT.......................................................              148
MARIAN LEVAI.......................................................              590
ALFRED C LEVIN.....................................................            1,476
MARC M LEVINSON....................................................            3,248
MARC LEVINSON......................................................            1,107
PHILIP LEVITT......................................................            1,594
ROBERT M LEVY......................................................              590
MICHAEL L LEWIS....................................................            1,476
RICHARD P LIBERT...................................................            1,181
EUGENE D LIDDY.....................................................              886
MARC E LIEBERMAN...................................................            4,428
LAWRENCE J LIEBERMAN...............................................              590
CARL W LIEBERT.....................................................            3,248
PAUL R LIEBMAN.....................................................            1,181
PAUL R LIEBMAN.....................................................            1,181
HOWARD L LIFSHUTZ..................................................              738
HOWARD L LIFSHUTZ..................................................              738
WILLIAM R LINTON JR................................................              590
WARREN LIPSKY......................................................            1,181
W D LITTLE, JR.....................................................              590
CHANG-HANG LIU.....................................................              738
CHANG-HANG LIU.....................................................              738
JESUS M LLANES.....................................................              590
DOROTHY T LLOYD....................................................              886
JAMES F LOFTUS.....................................................              590
ALONZO J LOGAN.....................................................              590
DEAN C LOHSE.......................................................            6,790
JOHN CHARLES LONG..................................................              295

                                                                        Number of Shares to
          Name                                                                Sold
          ----                                                         -------------------
WILLIAM D LONG.....................................................           3,543
JUAN M LOPEZ.......................................................             886
JUAN A LOPEZ.......................................................           2,362
NELSON LOPEZ.......................................................             590
GAETANO A LO PRESTI................................................             590
KURTLAND HERRICK LORD..............................................           1,476
RENAN A LORENZ.....................................................             590
D. BARRY LOTMAN....................................................           1,771
KENNETH MALIQ LOUIS................................................           2,362
YASER H LOUTFI.....................................................           1,181
FRED WILLIAM LOVE..................................................           2,362
PETER J LOWE.......................................................             295
HARRY M LOWELL.....................................................           2,362
JOHN LOZANO........................................................           1,550
JOSEPH T LUCAS.....................................................              74
ALEC LUI...........................................................             295
ELIAS LUIS.........................................................             590
KATHARINE S LUM....................................................           1,624
KATHERINE S LUM....................................................           1,624
LUNA SEA INC/J M NIELSEN...........................................             295
GARY J LUSTGARTEN..................................................           2,362
KENNETH LUXENBERG..................................................           2,952
ASUNCION M LUYAO...................................................           1,181
SEIN LWIN..........................................................           1,181
LYNCH,KENNEMER, EARNHART...........................................           1,771
BRIAN CARLTON LYNN JR..............................................             590
NICHOLAS R MABRY...................................................             590
ROBERT C MACDUFFEE.................................................             295
RAFAEL MACHADO.....................................................           4,428
PATRICE C MACK.....................................................             295
THOMAS F MACMAHAN..................................................           3,248
ANDRES MAESTAS.....................................................           1,476
JAMES S MAGEE......................................................           1,476
G BROCK MAGRUDER...................................................           1,476
MICHAEL S MAHEN....................................................           4,428
KHARROW MALEK......................................................           1,476
WILFREDO R MALLARI.................................................             590
JOHN J MALLARY.....................................................           2,362
JOH J MALLEY.......................................................             590
SIMEON P MANALILI..................................................           4,428
ROBERT J MANDEL....................................................             738
ALVARO G MANOTAS...................................................             590
RUBEN G MANRIQUEZ..................................................           2,362
WILLARD E MANRY....................................................           3,248
OCTAVIO MARAMARA...................................................             590
ROBERT MARCANTONIO.................................................             886
MARGOLIN...........................................................           2,362
STANLEY MARGOSHES..................................................             590
RALPH G MARINO.....................................................           1,671
CHARLES MARON......................................................             295
NORVAL MASON MARR, JR..............................................             590
DARIA F MARRANZINI.................................................           1,476
CALVIN W MARTIN....................................................             590
CHRISTOPHER MARTIN.................................................             295
NESTOR MARTINEZ....................................................             295
MANUEL MARTINEZ-MANZOR.............................................             886
JAMES L MASON......................................................           1,476
LEONARD E MASTERS..................................................             590
SERGIO R MATHER....................................................             886
CHARLES R MATHEWS..................................................             590
MARION J MATHEWS...................................................           1,771
PETER MATTINA......................................................           1,476
DOUGLAS S MCCALL...................................................           1,181
DOUGLAS S MCCALL...................................................           1,181
MARK EDWARD MCCARTHY...............................................             590
MARTIN F MCCARTHY..................................................           3,248
JAMES W MCCAULEY...................................................             295

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
STEPHEN L MCCLELLAN................................................              590
MARVIN VIERL MCCLOW................................................              148
MARVIN VIERL MCCLOW................................................              148
DIXON ROSS MCCLOY..................................................            2,362
GREG MCCONNELL.....................................................            1,476
ROBERT G MCCORD....................................................              590
JAMES W MCCREADY...................................................            1,476
HUGH K MCCRYSTAL...................................................            2,952
THOMAS FINCHER MCDANIEL............................................              295
RONALD R MCDOWELL MD...............................................            1,181
DAVID MOORE MCFADDIN...............................................            4,428
JACK LANDIS MCGOWAN................................................              295
DANIEL W MCGRANE...................................................              590
CLINTON MCGREW JR..................................................              590
DAVID MARK MCGREW..................................................            4,428
CHARLES F MCKAY....................................................            1,476
ELISABETH A MCKEEN.................................................              590
THOMAS EDSON MCMICKEN..............................................            2,362
RICHARD D MCKENZIE.................................................            1,181
ROBERT M MCKEY.....................................................              590
EDWARD MCLAUGHLIN..................................................              590
WINSTON GEORGE MCLEAN..............................................              590
WALLACE W MCLEAN...................................................            3,248
OLGA T MCLEOD......................................................            3,248
DAVID R MCMECHAN...................................................              590
THOMAS M MCNAUGHTON................................................              886
JAMES P MCNEIL.....................................................            1,033
FREDDIE LEE MCRAE..................................................            1,181
JOHN W MCREYNOLDS..................................................              590
MEDICAL PRIMARY CARE & DIAG........................................            7,381
MEDICAL CTR/HEDRICK RIVERO.........................................            8,562
ROBERT F MEEKO.....................................................              738
DAVID LLOYD MEESE..................................................            1,476
BADRI NATH MEHROTRA................................................              590
JITENDRA UTTAMCHAND MEHTA..........................................              295
RICHARD A MELAND...................................................              590
DON L MELLMAN......................................................            2,362
GARY CHESTER MELLER................................................            1,653
HIRAM M MELVIN.....................................................              590
ELLEN THERESE MELVIN...............................................            1,476
PHI L MENDELL......................................................              886
O C MENDES.........................................................            1,181
O C MENDES.........................................................            1,181
LUIS T MENENDEZ....................................................              590
WILLIAM M MENTZ....................................................              590
CHARLES CLAIRE MERCHANT............................................            4,428
NOOR M MERCHANT....................................................              590
DONALD H MERKIN....................................................              590
WILLIAM S MERRELL..................................................            5,905
L KENT MERRILL.....................................................            1,476
HECTOR J MERUELO...................................................              295
HECTOR J MERUELO...................................................              295
NORMAN I MEYER.....................................................              590
ANTHONY MIGLIORE...................................................            4,428
JOSE A MIJARES.....................................................            2,362
ORLANDO A MILAN....................................................            2,067
TERANCE F MILLAN...................................................            1,476
SUSAN B MILLAN.....................................................            1,476
A EDGAR MILLER JR..................................................              295
JOHN H MILLER......................................................              590
DANIEL F MILLER....................................................              295
MORTON L MILLER....................................................            2,362
PHILLIP MILLER.....................................................              295
ALLEN D MILLER.....................................................              295
CURT D MILLER......................................................              886
DEEVID OCAR MILLER.................................................            1,181
JAMES S MILLER.....................................................              590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
PAUL A MILLER......................................................               369
PAUL A MILLER......................................................               369
ALEXANDER C MINELLA MD.............................................               590
VINCENT MIRAGLIA...................................................               590
ROMULO MIRANDA.....................................................               590
KENNETH B MITCHELL.................................................               295
WILLIAM C MITCHELL.................................................             1,476
CALVIN HARRISON MITCHELL...........................................               295
KENNETH BRUCE MITCHELL.............................................               295
ROBERTO MIXCO......................................................             1,771
CHARLES A MIXSON...................................................               590
ALFRED H MOFFETT, JR...............................................             1,181
AYMAN MOFTI........................................................             1,476
L CHRISTIAN MOGELVANG..............................................             2,214
MASOUD MOHAMADI....................................................               886
QUORATULLAH MOJADIDI...............................................             1,181
Q MOJADIDI.........................................................             1,181
CHARLES A MONNIN...................................................               738
CHARLES A MONNIN...................................................               738
MYRNA C MONREAL....................................................             4,428
PAULO MONTEIRO.....................................................             2,362
CHARLES T MONTGOMERY MD............................................               295
GARY MONTSDEOCA....................................................               590
JERRY D MOORE......................................................               590
JOHN CLIFTON MOORE, III............................................               590
CLEMMIE EVERLEY MOORE..............................................               590
MARK F MOOTS.......................................................               590
MIGUEL A MORA......................................................               295
ENRIQUE E MORALES..................................................               590
LUIS F MORALES.....................................................               886
LEO J MORAN........................................................               590
ROBERT E MORELAND..................................................               886
RUBEN MORENO.......................................................             1,476
WILLIAM C MORGAN...................................................               590
LESLIE A MORGAN....................................................             1,329
PHIL D MORGAN......................................................             2,362
JAMES B MORRIS.....................................................               590
A SHERROD MORROW...................................................             2,362
PATTERSON W MOSELEY................................................             1,181
RICHARD H MOTT JR MD...............................................               295
DAVID C MOWERE.....................................................             4,428
PATRICIA MOWL......................................................             1,476
ROBERT MOZINGO.....................................................             2,362
WILLIAM A MULFORD..................................................             1,476
MULLEN & MULLEN....................................................             1,181
JULIO C MUNIZ......................................................               590
DENIS M MURPHY.....................................................             1,476
LOUIS CHARLES MURRAY...............................................             1,476
DAVID W MURRAY.....................................................             1,033
MICHAEL J MURRAY...................................................             2,362
S D RAO MUSUNURU...................................................             1,181
JOSEPH SUTHERLAND MYERS............................................             4,428
GENE E MYERS.......................................................             1,476
KENNETH J NADITZ...................................................               590
MARIO NANES........................................................               590
NAPLES RADIOLOGISTS................................................             8,562
RAJENDER P NARWANI.................................................             2,598
LAKSHMI NATARAJAN..................................................               590
GANGAIAH NATARAJAN.................................................               590
JOHN B NEAL........................................................             1,476
MACDONALD ESCHLEMAN & NEALE........................................             6,495
WILLIAM J NEAR.....................................................             2,362
DANIEL F NEGRETE...................................................               590
J MCHENRY NIELSEN..................................................               295
JEFF D NELSON......................................................               295
CHARLES LEWIS NEUSTEIN.............................................             2,362
THOMAS B NEWBERRY..................................................             1,476

                                                                       Number of Shares to
          Name                                                                 Sold
          ----                                                         -------------------
LELAND C NEWELL....................................................           1,476
JOSEPH FRANK NEWHALL...............................................             590
DOUGLAS A NEWLAND..................................................           1,476
STEVE R NEWMAN.....................................................             295
TRI NGUYEN-WESTSIDE RADIATION......................................             590
TRI NGUYEN.........................................................           1,476
GEORGE K NICHOLS...................................................           3,248
MIC A NIEWODOSKI...................................................           1,181
ROBERT I NILES.....................................................             590
JASON E NIRENBERG..................................................             295
CHARLES R NOBLE....................................................             590
RAFAEL J NOBO......................................................           2,362
MICHAEL A NOCERO...................................................           1,476
JUDITH NOEL........................................................           1,476
V C NORRIS.........................................................             738
MORRIS NOTELOVITZ..................................................           1,181
THOMAS J NOTO......................................................           1,476
KONRAD S NOWAKOUSKI................................................             590
DOUGLAS G NUELLE...................................................             590
ARMANDO NUNEZ-NUNEZ................................................             590
LESTER CAROL NUNNALLY..............................................           1,181
HUGH R O'BRIEN.....................................................             590
JOSEPH PATRICK OBRYAN..............................................             590
OBSTETRICAL CONS. OF S FLA.........................................           3,248
JOSEPH R O'CONNOR..................................................             886
O'CONNOR & WEISS...................................................             590
JOSEPH R O'DANIEL..................................................           1,476
WILLIAM J OKTAVEC..................................................             590
THOMAS A OKULSKI...................................................           2,214
JOHN K OLINGER.....................................................             590
GABRIEL E OLIVELLA.................................................           1,429
H W OLVER..........................................................           1,181
JOHN C OLSON.......................................................             590
WALTER OMAINSKY....................................................             590
CATHERINE L OMALLEY................................................             590
PAMELA VINES OMBRES................................................             148
SEVERN R OMBRES....................................................             148
THOMAS OPERCHAL....................................................             295
THOMAS OPERCHAL....................................................             295
CAESAR C ORDUNA....................................................           1,181
ORKLANDER PRIMARY MED ASSOC........................................           2,657
TED K ORTEGA.......................................................             295
BAKER H OSTEEN.....................................................           9,211
RAMON A PEREZ-OSTOLAZA.............................................           1,476
TODD D OSTROW......................................................           2,140
TROY E OVERSTREET..................................................           1,476
ROBERT H OWREY.....................................................             295
MIGUEL A OYARZUN...................................................             148
MIGUEL A OYARZUN...................................................             148
P H REHABILITATION.................................................           4,647
EMILIA B PACARIEM..................................................           2,362
SHERMAN H PACE.....................................................             590
MICHAEL C PACIN....................................................             590
RUSSELL C PACKARD..................................................             443
GLENN E PADGETT....................................................             620
PAMELA A PADILLA...................................................             886
J PADMANABHAN......................................................             148
GEORGE E PAGE......................................................             295
PAINE WEBBER.......................................................           4,428
LOUIS M PALERMO....................................................           4,428
JAMES V PALERMO....................................................           4,293
PALM BEACH ORTHOPAEDIC.............................................           1,181
BEELER & PALMER....................................................           1,181
ROBERT D PALMER....................................................             295
ROBERT D PALMER....................................................             295
GILBERT R PANZER...................................................             590
DIMITRI N PAPACHRISTOU.............................................           2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
PASACH EICHBERG & PARADA...........................................             5,905
ROBERT H PARE'.....................................................             1,181
KISHORCHANDRA J PAREKI.............................................               590
G JOSEPH PARELL....................................................             3,248
L BURTON PARKER....................................................               295
ARTHUR E PARKER....................................................               856
DAVID J PARSONS....................................................             1,476
MARY H PARSONS.....................................................               590
RAFAEL PASCUAL.....................................................             1,476
PASTON COFFMAN & FEUER.............................................             2,067
VIPIN K PATEL......................................................               886
JERRY S PATEY......................................................               590
JOHN T PAULY.......................................................               590
A J PEACOCK........................................................               590
MICHAEL W PEEBLES..................................................               738
RICHARD Q PENICK...................................................               590
JEFFREY S PENNER...................................................             9,005
BERT L PEPPERCORN..................................................               590
GEORGE P PENNINGTON................................................             1,181
JOSE D PEREZ.......................................................             2,362
LUIS MARTIN PEREZ..................................................               590
MARIA P PEREZ......................................................             1,402
ROLANDO G PEREZ....................................................               738
OSVALDO PEREZ......................................................             2,362
OMAR GONZALO PEREZ.................................................             1,695
RICHARD J PERROTTA.................................................             2,362
RICHARD E PERRY....................................................               590
JOSEPH A PESEK.....................................................               295
JAMES H PETERSEN...................................................             1,771
SHELLEY R PETLUCK..................................................               590
STEPHEN PETRES.....................................................               443
FRANK S PETTYJOHN..................................................               590
N HENRY PEVSNER....................................................               738
ROBERT JOHN PFAFF..................................................             2,362
C W PFLUG..........................................................             1,476
STEPHEN R (P) PHILLIPS.............................................             1,931
STEPHEN R PHILLIPS.................................................             2,498
JORGE A PICAZA.....................................................             2,362
JOHN R PICKMAN.....................................................               148
JOSEPH WM PILKINGTON JR............................................               590
JOHN WAYNE PINKSTON................................................             2,952
RONALD J LO PINTO..................................................             1,476
ANTONIO R PIZARRO..................................................               590
REUBEN J PLANT, JR.................................................             3,248
KENNETH PLUMMER....................................................               295
BARRY STEVEN POLINER...............................................               590
RAYMOND ALFRED POLIZZI.............................................             2,362
ARTHUR POLLACK.....................................................               738
ARTHUR CARL POLLACK................................................               738
SCOTT J POLLAK.....................................................             2,952
JAMES E POPE.......................................................               590
RADHIKA PRAKASH....................................................               738
DAVID E POWELL.....................................................               738
JAMES A POYNER.....................................................               590
ROLANDO POZO.......................................................               590
TUMMALA R PRASAD...................................................               590
PETER RICHARD PREGANZ..............................................             3,248
AMOS L PREVATT.....................................................               886
CHARLES D PRICE....................................................             1,181
BRENT C PRICE......................................................               295
GARY M PRICE.......................................................             1,476
JOHN POWELL PUCKETT................................................             2,362
GULLERMO M PUJADAS.................................................             1,476
ROBERT BRADFORD PYLE...............................................               590
ROBERT BRADFORD PYLE...............................................               590
THOMAS A QUIGLEY...................................................             1,476
CHARLES SUMNER QUIMBY..............................................               590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
QUINLAN............................................................            4,428
BERNARD RACHLIN....................................................              590
ANDREW D RACKSTEIN.................................................              886
MICHAEL J RADI.....................................................            1,476
RADIOLOGY ASSOC OF TAMPA...........................................           17,714
G RAGAN............................................................            1,695
YUSUF RAJABALEE....................................................              590
PATTBHIRAMAN RAJENDRAN.............................................              295
SCOTT LATIMER RAMEY................................................            1,476
NINA C RAMIREZ.....................................................              295
HUGO E RAMS........................................................              295
WILLIAM J RAND.....................................................              295
ANDREW J RANDOLPH..................................................              236
SAROJA L RANPURA...................................................            1,181
KRISHNA RAO........................................................              590
G. T. RAPER........................................................              590
MICHAEL I RAUCHWAY.................................................            1,476
JOYCE PARMENTER RAVAIN.............................................            1,476
JUAN L RAVELO......................................................            3,543
RAJANI KUMARI RAVINDRA.............................................            7,381
NAGELLA RAVINDRA...................................................            2,362
M P RAVINDRANATHAN.................................................              590
RICHARD E REDDING..................................................            2,362
FREDERICK A REDDY..................................................            3,248
SUDHAKAR C REDDY...................................................              886
AKAVARAM N REDDY...................................................            1,476
STEPHEN REED.......................................................            1,181
KATHERINE REED.....................................................            2,214
REGIONAL OBSTETRIC CONSULT.........................................              590
JEROME S REICH.....................................................              590
DAVID N REIFSNYDER.................................................              590
WALTER M REILLY....................................................              590
ERIC P REINTSEMA...................................................              620
ANDRE RENARD.......................................................            2,362
MURRAY S RENFREW...................................................              295
MURRAY S RENFREW...................................................              295
SAMUEL L RENFROE...................................................            1,476
ROBERT T RENGARTS..................................................              590
MAXWELL RENT.......................................................              590
RETINA ASSOCIATES..................................................              590
RETINA CONSULTANTS OF SW FL........................................            2,952
ITZHAK RETTER......................................................            1,476
RAUL REVELLO.......................................................            1,476
HUMBERTO A REVOLLO.................................................              295
PURITA C REYES.....................................................            4,428
ANTONIO REYES......................................................              812
ANTONIO REYES......................................................              812
STEVE RICCIARDELLO.................................................            2,214
ROBERT N RICKETTS..................................................              590
GEORGE R RIETH.....................................................            2,362
STANLEY A RIGGS....................................................            3,248
CHARLES B RISPTEIN.................................................            1,476
E DAVID RISCH......................................................            2,362
JOSEPH GEORGE RITCH................................................              295
DALE L RITTERBUSCH.................................................              886
ANDREW H RITTER....................................................              590
ADRIEN A RIVARD....................................................            2,362
KRISHNA ROA........................................................              295
MAUD ROBERGE TTEE..................................................            2,362
SHEDRIC H ROBERSON JR..............................................            1,476
MICHAEL S ROBERTS..................................................              590
GONZALO G RODRIGUEZ................................................              590
MARIANO RODRIGUEZ..................................................            1,417
PAMELA Y ROGERS....................................................            2,362
JAMES THOMAS ROGERS................................................            2,362
NORBERT H ROIHL....................................................              590
CARLOS EUGENIO ROJAS...............................................              590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
CARLOS O ROJAS.....................................................             3,248
MARIO G ROJAS......................................................             2,362
LESTER W ROMINE....................................................               295
DAVID ROSENBACH....................................................             2,214
LAWRENCE J ROSENBERG...............................................               295
LAWRENCE JOEL ROSENBERT............................................               295
MARTIN ROSENBLUM...................................................             1,476
ROGER ROSENSTOCK...................................................               590
LARRY R ROSENTHAL..................................................             1,476
NORMAN L ROSS JR MD................................................             3,897
SHARON ROSS........................................................             1,476
SIMON PIPES ROSS...................................................             2,214
IRENE K ROSS.......................................................               590
NEAL EVAN ROTHSCHILD...............................................             2,214
NEAL E ROTHSCHILD..................................................             2,214
JACK ROTSTEIN......................................................               590
CHARLES L ROUAULT..................................................               590
JOHN DAVID ROYER...................................................             1,476
J R ROZIER.........................................................             4,428
E TAPIA-RUANO......................................................               590
MARTIN L RUBENBERG.................................................               590
MAURICIO RUBIO.....................................................               590
SUJIT K RUDRA......................................................             1,476
CHARLES L RUFFNER..................................................               590
JPRABHAKAR RUMALLA.................................................             1,476
BRUCE ALLAN RUDOFF.................................................             1,624
JOSEPH C RUSH......................................................               590
JOHN RALSTON RYAN..................................................               590
MICHAEL GERALD RYAN................................................               590
THOMAS H RYNALSKI..................................................               295
THOMAS H RYNALSKI..................................................               295
S W ORTHOPAEDIC ASSOC..............................................             4,724
SURRIYA A SABIR....................................................               590
JOSEPH M SACHS.....................................................               590
RUSSELL H SACHS....................................................             1,476
DAVID A SACKIN.....................................................               295
DAVID A SACKIN.....................................................               295
RONALD W SADLOWSKI.................................................             1,476
SAFETY HARBOR SPA..................................................               886
SAMUEL O SAGER.....................................................               886
ROMAS SAKALAS......................................................               590
HENRY A SAKOW......................................................               443
JOSE A SALAZAR.....................................................               590
GASPAR R SALVADOR..................................................               590
ANDREW E SAMPSON...................................................               295
RUSSELL HOWARD SAMSON..............................................             2,362
HECTOR J SANCHEZ...................................................                59
HOWARD S SANFORD...................................................               590
JULIIO SANGUILY....................................................             1,771
HENRY ALLEN SARONTZ................................................             2,362
HOWARD F SASLOW....................................................             2,362
CHARLES J SAVOCA...................................................               738
THOMAS G SAWYER....................................................               295
SHELDON S SBAR.....................................................             1,476
JOSEPH SCARLET.....................................................             2,067
HUGO F SCAVINO.....................................................               590
RONALD J SCELFO....................................................               295
WEIGAND & SCHEFSKY.................................................               590
HARVEY WILLIAM SCHEFSKY............................................               590
FRANK E SCHIAVONE..................................................             1,771
MARVIN I SCHIFF....................................................               886
THOMAS MARK SCHILLER...............................................             1,476
STEVEN D SCHIRM....................................................               738
ANTHONY T SCHIUMA..................................................             2,362
ZACHARY SCHLAFF....................................................               738
ROBERT SCHLAMOWITZ.................................................             1,476
STEVEN L SCHNELL...................................................               295

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
M A SCHOFMAN.......................................................                590
RICHARD D SCHULTZ..................................................              2,362
ROBERT B SCHULTZ...................................................                590
C MICHAEL SCHWARZ..................................................                886
GORDON C SCHWENK...................................................                590
CARL EMERSON SCHWENKER.............................................              1,476
JOHN F SCIARRINO...................................................                590
PAMELA SCOGGINS....................................................                590
MICHAELA G SCOTT...................................................                590
MEREDITH L SCOTT...................................................              1,181
RAUL H SEBALLOS....................................................                738
IDA SEBASTIAN......................................................              1,624
J E SECO...........................................................                738
ROLLEN A SECOR.....................................................                590
LYN ALICE SEDWICK..................................................                738
RONALD L SEELEY....................................................                590
SAMUEL J SEGAL.....................................................                738
DAVID SELFMAN......................................................                590
RICHARD G SELLERS..................................................              4,428
GARY E SENTENEY....................................................                590
JACK B SEWELL......................................................              1,476
INDRAVADAN P SHAH..................................................              1,476
SCOTT F SHAPIRO....................................................              3,248
CLIFFORD N SHARE...................................................                590
JATINDER K SHARMA..................................................              3,248
ROBERT H SHEAR.....................................................              4,724
ALLEN L SHEER......................................................              2,214
PETER ANDREW SHERMAN...............................................                590
LOWELL J SHERRIS...................................................              2,952
PAUL SHIRLEY.......................................................              2,362
EVERETT SHOCKETT...................................................              2,362
NICHOLAS SHOLTY....................................................              2,155
CHARLES P SHOOK....................................................              2,214
ANTOINETTE SHORTER.................................................                590
SHRINERS HOSPITALS FOR CHILDREN....................................                295
HARVEY SHUB MD.....................................................              1,476
BERNARD M SHUCAVAGE................................................              4,428
BARBARA F SHUPE....................................................              1,476
JERRY SHUSTER......................................................                738
SHARON DUNBAR SIBERT...............................................                590
H GERARD SIEK......................................................              2,362
FERNANDO VIDAL.....................................................                650
ROBERT N SIGNOR....................................................                295
GARY ROBERT SILVERMAN..............................................                590
ANNE SERVAIS SILVERS...............................................                590
DAVID L SIMES......................................................                738
ROBERT A SIMKUS....................................................                590
JOSEPH C SINEX.....................................................              3,248
TRACY A SINHA......................................................              1,476
JAMES M SINNETT....................................................                886
ARMANDA M SITTIG...................................................              2,362
RICHARD R SIX......................................................              2,214
FRANCIS C SKILLING.................................................                886
JEFFREY SKLAR......................................................              1,476
ALLEN ROBERT SKLAVER...............................................                590
ALLEN ROBERT SKLEROV...............................................                886
ROBERT R SLIKER....................................................              1,476
WILLIAM N SLINGER..................................................                590
RALPH SLONIM.......................................................                590
ROBERTA SLONIM.....................................................                590
ROBERT J SLUTZKY...................................................              1,181
ROBERT J SLUTZKY...................................................              1,181
CHARLES R SMATHERS.................................................              1,181
CHARLES S SMATHERS.................................................              1,181
ROBERT SCOTT SMITH.................................................                590
C F BROOKE SMITH...................................................              1,402
RICHARD D SMITH....................................................                590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
SMITH BRAMMER SMITH................................................               590
JAMES OTWELL SMITH.................................................             1,476
LEONARD SMITH......................................................             4,428
STUART C SMITH.....................................................               590
NELSON M SMITH.....................................................             1,476
DONALD L SMITH.....................................................               590
EDWARD W P SMITH...................................................             2,864
EDWARD SMITH.......................................................             1,476
MARK H SMITHERMAN..................................................             1,476
FRANK B SMITHERMAN.................................................               590
JOHN W SMYTHE......................................................               590
ROBERT W SNARE.....................................................             3,248
MICHEL A SNYDER....................................................             1,476
ROB D SNYDER.......................................................             2,362
DONALD M SNYDER....................................................             1,181
JAIME SOLANA.......................................................             3,248
LOUIS W SOLOMON....................................................               590
FREDRIC M SONSTEIN.................................................             2,362
BONITA J SORENSEN..................................................               295
BONITA J SORENSEN..................................................               295
HUGH F SOTOLONGO...................................................               738
PAMELA C SOTOLONGO.................................................               295
NORMAN E SPAFFORD..................................................               590
J DAVID SPECTOR....................................................             1,181
STEPHEN A SPENCER..................................................               590
SAMUEL SPIL........................................................             1,181
HUGO F SOTOLONGO...................................................               738
SAMUEL SPIL........................................................             1,181
EDWARD SPOTO JR....................................................             1,476
MARCEL SRUR........................................................             2,214
ROBERT E STAM......................................................             3,248
REGINALD J STAMBAUGH...............................................               148
REGINALD J STAMBAUGH...............................................               148
DANIEL C STAMBOR...................................................               443
RONALD STAUBER.....................................................               295
RONALD STAUBER.....................................................               295
ROBERT A STAUFFER..................................................             2,362
ARLEN R STAUFFER...................................................               590
JANEE D STEINBERG..................................................             1,027
JANEE S STEINBERG..................................................               443
TERENCE R STEINER..................................................               236
EDWARD F STEINMETZ.................................................             1,476
GREGORY J STELLA...................................................               590
SAM E STEPHENSON...................................................             2,362
LOUIS STERN........................................................             2,362
GEORGE STERN.......................................................             1,476
MRK S STERN........................................................             2,067
GEORGE CHARLES STOHLMAN............................................               886
JAMES A STOKES.....................................................               590
AMOS STOLL.........................................................             2,362
PRICE, HOFFMAN, & STONE............................................            16,828
WILLIAM E STORY....................................................             1,476
JULIAN S STOUTAMYER TTEE...........................................               369
JULIAN S STOUTAMYER................................................               369
RICHARD G STOVAL...................................................             2,362
MILTON S STRATOS...................................................               369
MILTON S STRATOS...................................................               369
LEONARD STRICHMAN..................................................             2,362
THOMAS B STROZIER..................................................               590
THEODORE R STRUHL..................................................             1,476
STUART CARDIOLOGY GROUP............................................             1,476
CHARLES A STUMP....................................................             1,476
MICHAEL SUAL.......................................................             1,476
SUN BANK OF VOLUSIA COUNTY TTEE....................................             2,362
MIKE M SUNDAR......................................................             1,624
FREDERICK D SWARTZENDRUBER.........................................             1,181
MICHAEL J SWEENEY..................................................             2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
MATTHEW G SWEETSER.................................................              295
MARC A SWERDLOFF...................................................            2,952
WILLIAM A SYBERS...................................................            1,476
JOSEPH R SYKER.....................................................              295
FRANK PHILIP TAGLIARINI............................................            2,362
TALLAHASSEE FAMILY MEDICINE........................................            1,476
DAVID N TALLEY.....................................................              590
TAMPA BAY CARDIOLOGY...............................................            1,476
FERNANDO TAPIA.....................................................              590
FERNANDO TAPIO.....................................................            2,067
IMAD EDDEN TARABISHY...............................................            2,362
HENRY MILLAR TARDIF................................................            1,476
ANDREW STEVEN TAUSSIG..............................................            1,476
HENRY TAXDAL.......................................................            2,362
DAVID L TAYLOR.....................................................            1,476
DONALD W TAYLOR....................................................            3,543
WILLIAM H TAYLOR...................................................              590
DONALD W TAYLOR....................................................              295
DAVID L TEMPKIN....................................................              369
DAVID L TEMPKIN....................................................              369
DONALD F TEMPLE....................................................            3,248
MAGHRAJ THANVI.....................................................              443
TIMOTHY LEE THAR...................................................              590
BRIAN THOMAS.......................................................            2,362
THOMAS THOMAS JR...................................................            1,771
FRANK THOMAS.......................................................              590
LIZZY R THOMAS.....................................................              886
W RALEIGH THOMPSON JR..............................................              590
WILLIAM W THOMPSON.................................................              590
RICHARD P THOMPSON.................................................              590
KENNETH WAYNE THOMPSON.............................................            1,476
STEPHEN W THOMPSON.................................................            3,248
PAUL A THOMPSON....................................................            1,181
S NELSON TIPPETT...................................................              590
BENJAMIN KING TIPTON...............................................            2,362
ERNESTO A TOBIAS...................................................            2,362
MARK TOMBACK.......................................................            4,428
CHARLES M TOMLINSON................................................              590
ADELAIDA L TORRES..................................................              295
TOWER DIAGNOSTIC CENTER............................................              738
ARTHUR L TRASK.....................................................            2,362
JOHN W TREHARNE....................................................              295
JOHN W TREHARNE....................................................              295
WILLIAM A TRICE....................................................              295
JAMES R TRIMBLE MD.................................................            1,181
HARVEY TRITEL......................................................            2,952
JAMES PENNINGTON TRUITT............................................              590
SUAL TUCHMAN.......................................................            4,428
PHYLLIS ANN TUCKER.................................................              295
PAUL F TUMLIN......................................................              295
VICKI M TUNSTILL...................................................            3,248
JERALD B TURNER....................................................              590
NORMAN B TUROFF....................................................            2,362
CHARLES B TYLER....................................................              590
JOHN WILLIAM UFEMA.................................................              590
JOSEPH UNANUE, JR..................................................            2,362
C B UNGER..........................................................            1,476
BRUCE UNGERLEIDER..................................................              590
MARK E UNIS........................................................              590
ENRIQUE URRUTIA....................................................            2,214
ALBERTO E VADILLO..................................................            5,905
TIMOTHY W VALK/ MARC S FRAGER......................................            1,181
JORGE A VALLEJO....................................................            1,181
BEVERLY J VANCE....................................................              590
ALEXANDER G VANDEVELDE.............................................              590
STEVEN VARADY......................................................            4,133
MARIANO VELASQUEZ..................................................            2,067

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
NELVIS VELAZQUEZ...................................................               886
RUBEN J VELIZ......................................................               295
RUBEN J VELIZ......................................................               295
ANTHONY J VENTO....................................................             2,952
ALEJANDRO F VERGARA................................................             1,476
JOSEPH MICHAEL VERLANDER JR........................................             1,476
MICHAEL VERLIN.....................................................               590
FERNANDO T VIDAL...................................................             2,362
ROSS U VILARDO.....................................................             1,624
ANDRES VILLAR......................................................               886
CLAUDIO R VILLOCH..................................................               590
JOHN VISO..........................................................               886
ROGER VOELKER......................................................               590
JAMES W WALKER.....................................................               295
DIANE WALKER.......................................................               295
W CAMPBELL WALKER..................................................             2,214
RICHARD WAYNE WALL.................................................             1,181
ALAN S WALLER......................................................             1,181
ALAN S WALLER......................................................             1,181
RICHARD G WALLIA...................................................             3,248
B JEFFERY WALLIS...................................................               590
JAMES M WALLQUIST..................................................             2,362
MICHAEL A WASYLIK..................................................             2,362
SAMUEL D WATKINS...................................................               886
WILLIAM N WATSON...................................................             4,428
DOUGLAS L WATSON...................................................             2,362
BRUCE WAXMAN.......................................................             2,362
JOHN L WEARE.......................................................             2,362
GREGORY S WEATHERFORD..............................................               886
TIM WEATHERFORD....................................................               590
HOWARD WARNER WEBB.................................................             1,181
RICHARD L WEDDLE...................................................             3,248
EDMUND C WEIDNER...................................................             1,476
MICHAEL WEINBERGER.................................................             3,248
DONALD MASON WEINER................................................             1,476
MITCHELL A WEINER..................................................               590
JEFFREY IRA WEISBERG...............................................               590
BERNIE WEISS.......................................................             2,362
EDWARD B WEISS.....................................................               295
EDWARD B WEISS.....................................................               295
RICHARD C WEISS....................................................               295
MARK NEIL WEISSMAN.................................................             2,362
CHARLES J WEITZEL..................................................             1,181
STEPHEN W WELDEN...................................................             1,181
RALPH K WELLS......................................................               590
THOMAS L WELLS.....................................................             2,362
BONNIE JACQUELYN WELLS.............................................               590
WILLETT E WENTZEL TRUST............................................               590
TOM H WEST.........................................................             2,362
JAMES LEE WEST.....................................................             1,181
JAMES LEE WEST.....................................................             1,181
WEST ORANGE FARMWORKERS............................................            12,400
EDWARD R WESTMARK..................................................             1,476
DONALD F WESTRA JR.................................................             1,476
PRESTON WHALEY.....................................................             1,181
J C WHEELER........................................................             1,181
J C WHEELER........................................................             1,181
CURTIS G WHERRY....................................................             1,181
DON WHITE..........................................................               590
THOMAS R WHITE.....................................................               590
THOMAS B WHITE.....................................................              3248
DONALD GLENN WHITE.................................................               295
JAMES R WHITEHURST.................................................               295
RICHARD A WHITTINGTON..............................................               295
RICHARD A WHITTINGTON..............................................               295
HALL B WHITWORTH, JR...............................................             1,476
ELIZABETH B WHORTON................................................               590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
LUIS T WIGODA......................................................               590
JOHN D WILCOX......................................................               590
HENRY E WILEY......................................................               590
THOMAS C WILKINSON.................................................               369
EDWARD H WILLIAMS..................................................               886
PAUL DAVID WILLIS..................................................             1,476
ALBERT A WILSON....................................................               886
NANCY M WILSON.....................................................               295
TED RICHARD WILSON.................................................             2,362
JAMES R WILSON.....................................................               295
L EARL WINGO.......................................................               590
PAUL WINOKUR.......................................................             1,624
GOVERNOR MARTIN WITT...............................................               590
PAUL W OBERDORFER..................................................             1,033
HERBERT E HOLLOWICK................................................               738
HERBERT E WOLLOWICK................................................               738
JAMES C WOLPER.....................................................             5,905
WOMENS DIAGNOSTIC ULTRA............................................             2,952
WOMEN'S MEDICAL CENTER.............................................             9,447
WILLIAM DAVID WOLBRIDGE............................................             3,248
MICHAEL O WOO-MING.................................................             3,248
HENRY L WRIGHT.....................................................               295
WAYNE O WRIGLEY....................................................             2,214
GERALD C WROBEL....................................................             1,181
WILLIAM B YANCEY...................................................               590
MEYER YANOWITZ.....................................................               590
CHARLES F YEAGLE...................................................             4,428
SARANTOS J YEOSTROS................................................               590
ROBERT S YOUNG JR..................................................             1,771
ROBERT R YOUNG.....................................................               590
GARY W YOUNG.......................................................               295
ROBERT C YOUNGMAN..................................................             1,476
MOHAMMED YUNUS.....................................................               590
JEROLD ZAKEM.......................................................               295
MICHAEL S ZAMORE...................................................             1,476
MICHAEL S ZAMORE...................................................               590
CARLOS A ZAPATA....................................................               590
RICHARD A ZIEMBA...................................................               886
MICHAEL B ZIMMER...................................................               590
RAYMOND E ZIMMERMAN................................................               590
LESTER L ZIPSER....................................................               590
JACK M ZISLIS......................................................               590
EDUARDO ZLOCZOVER..................................................               295
JULES M ZUCKER.....................................................               590
HAROLD ACKERSTEIN..................................................             1,476
ELBERTA C ACTON....................................................             2,362
LESLIE R ADAMS.....................................................               886
AZZAM ADHAL........................................................             1,181
FRANK J ADINTORI...................................................               295
IFTIKHAR AHMAD.....................................................             1,476
CONSTANTINE ASTERS.................................................               295
WADE BARNES........................................................               590
JOHN L BARTHELMESS.................................................               590
BAY RADIOLOGY ASSOC................................................               177
ROBERT BELLINO.....................................................             2,214
MONROE BENAIM......................................................             1,476
FENTON BENNETT.....................................................             1,476
LEONARD BERG.......................................................               709
MARTIN BERGER......................................................               295
MARIA I BLANCO.....................................................             1,476
H KIRBY BLANKENSHIP................................................             2,214
LEO D BONAGUA......................................................             2,214
HARRIS L BONNETTE..................................................               590
DAVID O BOOTLER....................................................             3,248
CHANDANA BOPITIYA..................................................             4,428
CHARLES E BORING, JR...............................................             1,476
WILLIAM P BOSWORTH.................................................             2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
WILLIAM P BOSWORTH.................................................              2,214
JAMES BOYD.........................................................                590
BREVARD ANESTHESIA.................................................              3,248
CLIFFORD S BRISTOL.................................................                295
STEPHEN M BROWN....................................................                295
JULIO M CALDERON...................................................                590
CENTRAL FLORIDA CARDIOLOGY.........................................              2,214
CLIFFORD ELMER CHAPMAN.............................................                295
RICHARD CHIDSEY....................................................              2,362
LUIS J CINTADO.....................................................                590
CLYDE CLIMER.......................................................                886
COATES ESTATE......................................................              1,476
ISAAC COHEN........................................................                590
RODOLFO L COLLANTE.................................................              2,362
GERARD A COLUCCELLI................................................                295
PACIFICO A CORDON, JR..............................................                295
DONALD R CRAMPTON..................................................                295
W EARLE CRANKSHAW..................................................              2,214
JAMES G CREVELING..................................................              1,476
BEN CROWDER........................................................                295
GEORGE A DAVID.....................................................                590
PETER DAYTON.......................................................                590
RONALD W DENNIE....................................................                590
MICHAEL A DENNIS, JR...............................................              1,476
DANIEL S DENNISON..................................................              2,362
MARVIN A DEWAR.....................................................              2,362
WILLIAM O DE WEESE.................................................              2,067
JOSEPH F DIACO.....................................................                295
THEMISTOCLES J DIAMANDIS...........................................                590
ROBERT L DIAZ......................................................              2,214
WINBURN DICKENS....................................................              2,214
DONEGAN-MCCORKLE CLINIC............................................                295
GARY DOPSON........................................................                295
JOHN DRYFUSS, JR...................................................              1,476
DONALD W DURRANCE..................................................                738
SANTIAGO M EBALO...................................................                295
JOHN S EISENBACH...................................................                148
RAMULU ELIGETI.....................................................                590
SCOTT ELSBREE......................................................              1,476
GEORGE E ENGLEHARD.................................................              7,381
EUGENE DAVID ERMINI................................................              2,952
GERMAN ESCANO......................................................                590
JOSE ESTIGARRIBIA..................................................                886
EARL H EYE.........................................................              1,476
JAMES FARRELL......................................................              2,362
LAWRENCE F FASS....................................................              2,952
RONALD B FAUER.....................................................                738
ALFREDO FERNANDEZ..................................................                886
JOSE R FERNANDEZ...................................................                590
JOSE FERNANDEZ.....................................................                886
ALBERTO FLEITES....................................................                590
MICHAEL P FLYNN....................................................              1,476
ALAN FREEDMAN......................................................              2,214
ROBERT FREEDMAN....................................................              1,476
LEO FRIEDMAN.......................................................                295
GEORGE S FRITZ.....................................................                590
DAVID LEROY FROMANG................................................              2,362
WALTER EUGENE FURR.................................................              4,428
REMEDIOS C GAMMAD..................................................                 41
VIRGINIA GARCIA....................................................              2,362
HERNAN D GIRARDO...................................................              2,362
STEPHEN GOLDER.....................................................                590
F S GONDER.........................................................                962
PEDRO I GONZALES...................................................                590
GORDON GOODMAN.....................................................              2,214
ROBERT GREEN.......................................................              1,476
JOHN E GREENE......................................................              1,771

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
HOWARD A GROSSBARD.................................................             2,362
WARREN E HAGEN.....................................................             1,181
MICHAEL HAIKEN.....................................................               295
WYNTON L HALL......................................................               886
STANLEY HAND JR....................................................               590
BRIAN HARDCASTLE...................................................               295
HENRY HARRELL, SR..................................................             2,952
JOSEPH HASBANI.....................................................               295
MICHAEL C HOLSWORTH................................................             1,771
JAMES E HUDDLESTUN.................................................               590
BRUCE HUDSON.......................................................             1,476
SARAH LYNN HUFFMAN.................................................             1,476
SURAIYA HUSAIN.....................................................               295
ALFONSO ICOCHEA....................................................               590
JOSEPH V ILCUS.....................................................               369
THOMAS JACKSON.....................................................               590
WEBSTER N JONES....................................................               590
JONES ESTATE.......................................................             2,362
JOHN P KARTSONIS...................................................               295
ROBERT A KAST......................................................               295
J KASMIERSKI.......................................................             1,476
EARL ALLEN KENDALL.................................................               590
C KENT.............................................................             3,248
Z A KHAN...........................................................               590
FARHAT J KHAWAJA...................................................             2,214
ROBERT ENGLAND KING................................................               295
WILLIAM LESLIE KIRBY...............................................             2,140
PHILLIP KIRK.......................................................               590
WILLIAM C KLEIN....................................................               295
HORACE KNOWLTON ESTATE.............................................             1,181
KOGER ESTATE.......................................................               590
ISTVAN KRISKO......................................................             1,695
FRANK E KUCERA.....................................................             2,362
KENNETH MELVIN KUPKE...............................................             1,931
JUAN B LARROUDE....................................................             2,498
WILLIAM ARDEN LEMMERT..............................................               148
GUILLERMO N LEON...................................................               590
GEORGE LOSE........................................................               590
WILLIAM LOWE.......................................................             1,476
ALEC LUI...........................................................             1,476
ELIAS LUIS.........................................................               590
SEIN LWIN..........................................................               590
SEIN LWIN..........................................................               236
ANDREW MAESTAS.....................................................             1,476
GOLDA N MARKS......................................................               886
NORVAL MASON MARR JR...............................................             2,214
INDIA MARTIN.......................................................               590
MARTINEZ ESTATE....................................................             2,214
MARION J MATHEWS...................................................             2,362
ROBERT G MCCORD....................................................             2,214
ROBERT F MEEKO.....................................................               590
JITENDARA UTTAMCHAND MEHTA.........................................             2,362
THOMAS A MICHELSEN.................................................               590
ROBERTO J & MARIA L MIGUEL.........................................               738
PAUL A MILLER......................................................               590
JOHN L MILLNS......................................................               590
ROBERT MONDSHINE...................................................             1,476
ARTO S MOURADIAN...................................................             2,214
HUSSAINUDDIN F NAGAMIA.............................................             2,214
JAMES G NEALIS.....................................................               590
J NEILSEN..........................................................             1,476
JEFF D NELSON......................................................             2,864
HARDEGROVE S NORRIS................................................             2,214
V C NORRIS.........................................................               148
OBSTETRICAL CONSULT OF S FLA.......................................               590
WILLIAM J OKTAVEC..................................................             1,476
O OLSEN............................................................             2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
J PADMANABHAN......................................................                738
GEORGE PAGE........................................................              2,362
ROBERT PASCOTTO....................................................              3,248
PHILIP PASTON......................................................              2,362
BACHU PATEL........................................................                295
SCOTT E PAUTLER....................................................              1,181
SHELLEY R PETLOCK..................................................                590
STEPHEN PETRES.....................................................              2,214
T MICHAEL PHELAN...................................................              1,181
STEPHEN R PHILLIPS.................................................                590
JOHN R PICKEN......................................................              1,624
ANTONIO R PIZARRO..................................................                886
ARTHUR R POLIN.....................................................              2,214
ALAN PORTER........................................................              1,181
DAVID F POWELL.....................................................              3,248
RONALDO POZO.......................................................              4,428
GARY M PRICE.......................................................                590
BENJAMIN PRINCE....................................................              3,248
PRUDENTIAL SECURITIES..............................................                590
ROBERT BRADFORD PYLE...............................................                590
RADIOLOGY ASSOC OF TAMPA...........................................              1,181
ENRIQUE L FORTE....................................................              1,181
MICHAEL J RADI.....................................................              1,476
HUGO E RAMS........................................................              2,362
AHMAD RASHID.......................................................                590
KRISHNA RAVI.......................................................                295
NAGELLA RAVINDRA...................................................                590
JAMES M RAY........................................................                590
ELIZABETH A REICH..................................................                590
SOLOMON REODICA....................................................                590
STEVE RICCIARDELLO.................................................              2,214
MIGUEL RIVERA......................................................              4,428
KARL ROLLS.........................................................                443
DAVID ROSENBACH....................................................              1,476
MANNING ROSNICK....................................................                590
M ROSS.............................................................                148
SIMON PIPES ROSS...................................................                738
JACK ROTSTEIN......................................................                590
J R ROZIER.........................................................                590
ALDEN B RYON.......................................................                590
HOWARD F SASLOW....................................................              1,771
KENNETH SAVAGE.....................................................              1,476
THOMAS G SAWYER....................................................                590
THOMAS MARK SCHILLER...............................................              2,657
ZACHARY SCHLAFF....................................................             10,038
ROBERT B SCHULTZ...................................................                590
MORTON N SCHWARTZMAN...............................................              1,476
WALTER SCOTT.......................................................              1,476
MICHAELA G SCOTT...................................................              3,248
GEORGE SCULLARD....................................................              4,428
JOSE SECO..........................................................              2,952
CHAI SEREEBUTRA....................................................              2,362
JACK B SEWELL......................................................              2,952
KANTA SHAH.........................................................              1,476
ALLEN L SHEER......................................................                590
BOBBY S SHEWMAKE...................................................                590
CHARLES P SHOOK....................................................              2,362
ROBERT SIGNOR......................................................                590
CHARLES SIMMONS....................................................              3,248
RICHARD R SIX......................................................                590
NELSON M SMITH.....................................................                738
EDWARD W P SMITH...................................................              1,476
LINDA LEE SMITH....................................................              2,952
MARSHALL SMITH.....................................................                590
ROBERT SNYDER......................................................                738
GOVIND SRINIVASAN..................................................              1,476
REGINALD STAMBAUGH.................................................                590

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
REGINALD JACK STAMBAUGH............................................               886
F DEWITT STANFORD..................................................             1,476
F STANFORD.........................................................             2,952
MICHAEL STEIER.....................................................             2,362
EDWARD F STEINMETZ.................................................               886
HINSON STEPHENS....................................................               590
AMOS STOLL.........................................................             4,428
STRICKLAND ESTATE..................................................             4,428
JOHN SULLENBERGER..................................................            17,714
MATTHEW SWEETSER...................................................               295
FRANTISEK SZOLLOSY.................................................            12,400
RADIOLOGY ASSOC. OF TAMPA..........................................             2,214
ROBERT R TATE......................................................               738
HENRY TAXDAL.......................................................               295
RAMON THIGPEN......................................................             2,008
LIZZY R THOMAS.....................................................             2,214
STEPHEN W THOMPSON.................................................             1,476
S NELSON TIPPETT...................................................               590
BENJAMIN K TIPTON..................................................               590
DEWEY TORRES.......................................................             8,562
ADELAIDA TORRES....................................................               590
DEBORAH TREHY......................................................             1,181
FRANCISCO TUDELA...................................................             2,362
JOHN WILLIAM UFEMA.................................................             1,417
ENRIQUE URRUTIA....................................................               590
ALAN VARRAUX.......................................................               295
LUIS VAZQUEZ.......................................................             1,181
RUBEN J VELIZ......................................................               590
ROSS U VILARDO.....................................................               590
ANDRES R VILLAR....................................................               295
ROBERT H VINSON....................................................               738
LYLE E WADSWORTH...................................................            22,437
LYLE E WADSWORTH...................................................             2,952
DIANE WALKER.......................................................             2,362
W CAMPBELL WALKER..................................................             2,362
LEONARD WALKER.....................................................             3,248
RICHARD WAYNE WALL.................................................               590
ALAN S WALLER......................................................               295
RICHARD G WALLIS...................................................               590
WILLIAM N WATSON...................................................             2,362
TIM WEATHERFORD....................................................             2,362
GREGORY S WEATHERFORD..............................................             2,362
MICHAEL WEINBERGER.................................................               590
CACCIAGUIA O'CONNER & WEISS........................................             2,362
CHARLES J WEITZEL..................................................               738
MATTIE LOU WESSEL..................................................             2,362
WEST ORANGE FARMWORKERS............................................               812
JOHN WHELTON.......................................................               295
CURTIS G WHERRY....................................................               738
RONALD P WHITE.....................................................               295
DONALD GLENN WHITE.................................................               295
LAVERE G WHITE.....................................................               295
JOHN D WILCOX......................................................               295
MICHAEL J WILEY....................................................               590
MICHAEL WILEY......................................................             9,152
THEODORE WILSON....................................................               295
JAMES R WILSON.....................................................               295
JOSEPH WILTSHIRE...................................................             1,181
WALTER WINCHESTER..................................................             1,181
L EARL WINGO.......................................................               148
JOAN WOOD..........................................................             1,181
GARY WRIGHT & THOMAS CARTWRIGHT....................................             2,952
ROBERT C YOUNGMAN..................................................             2,362
KHAJA M S ZAKI.....................................................             2,362
GABRIEL ZAMBRANO...................................................               590
KAMAL ZAWAHRY......................................................             2,952
ALI ZOMORODIAN.....................................................             2,362

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
KENNETH JOSEIP LUCAS...............................................                590
WILLIAM A ALONSO...................................................              4,428
JOHN ROBERT AMEEN..................................................              3,248
ROBERT J ANDREW....................................................                590
JOSE AUGUSTINE.....................................................                886
NANCY C AYOTTE.....................................................              1,181
C DURHAM BARNES....................................................                590
MARILYN H BELLE....................................................                590
LARRY S COHEN......................................................                590
JAMES BURNS CREIGHTON..............................................                590
TERRENCE A CRONIN..................................................                590
JOHN D CROWELL.....................................................                295
JAMES B CUNNINGHAM.................................................                590
BERNARD DUNNE JR...................................................                590
RICHARD J EATROFF..................................................                590
EDWARD K EDWARDDS..................................................                590
SHELIA FARMER......................................................                590
JAMES F FARRELL....................................................                295
HELEN M P FINER....................................................                590
KENNETH ROBERT FISCELLA............................................              1,476
JAMES RUSSELL FORLAW...............................................                590
MANUEL G GARCIA....................................................              2,362
ALAN N GOODMAN.....................................................                590
GORDON D GOODMAN...................................................              1,476
ALBERTO M GUTIERREZ................................................              2,362
LEON HENDLEY.......................................................                590
LARRY A HUNTSINGER.................................................              2,834
HARRY L HURST......................................................              5,167
JACK HOOVER HUTTO JR...............................................                590
ROBERT C IFFT......................................................              2,362
DARYL WAYNE JOINER.................................................                590
EARL ALLEN KENDALL.................................................                738
ALAN HARVEY KRAMER.................................................                148
BERNARDO LEDERMAN..................................................                886
JAMES E LETT II....................................................                148
DAVID LIPKIN.......................................................                590
DANIEL B LOWREY....................................................                590
MARY I MARIANO.....................................................                886
ARTHUR S MARIANO...................................................                886
ELADIO T MENORCA...................................................              1,476
PUSHPA MEHROTRA....................................................              1,476
S R MILLER JR......................................................                590
PATTERSON W MOSELEY................................................              1,181
JACK A NORDEN......................................................                295
DONALD E NORMAN....................................................                590
LESTER CAROL NUNNALY...............................................              1,181
REX ORR............................................................              1,476
OSVALDO A PARDO-SANSON.............................................                590
VINOD M PATEL......................................................                295
MERCEDITA C PUTULIN................................................              3,248
DIBAKD T QUICK.....................................................                590
FRANKLIN RAWL JR...................................................                738
OSLER F C RIVAS....................................................                590
M NASIR RIZWI......................................................                590
MICHAEL HOWARD ROTBERG.............................................                590
MOHANED O SALEH....................................................              1,476
BRUCE SHELDON SALTZMAN.............................................              2,067
HOWARD L SCHULTZ...................................................              2,362
A J SCOMA..........................................................                590
MEREDITH LEE SCOTT.................................................              1,181
S D SPECTOR........................................................              1,181
NORMAN SPITZER.....................................................                590
RODNEY D STEINMETZ.................................................                295
CARY L STOWE.......................................................              3,248
FREDERICK DAVID SWARTZENDUBER......................................              1,181
PAUL A THOMPSON....................................................              1,181
DAVID M WALL.......................................................              4,369

                                                                         Number of Shares to
          Name                                                                 Sold
          ----                                                           -------------------
ROBERT J WARD......................................................              118
ANASTASIA B WILHELM................................................              590
DANIEL WYZAN.......................................................              886
FREDERICK M YUTANI.................................................              590
EDUARDO ZLOCZOVER..................................................              295
JOSE L CASTILLO....................................................            1,329
TAHER HUSAINY......................................................              295
WILLIAM MAURICE LEEN...............................................              738
MICHAEL KEVIN MAKOWSKI.............................................              738
MARK W MINOR.......................................................              738
GREGORIO F MORI....................................................              590
MARTIN J OMALLEY...................................................            1,181
INGRID JOHNSON RACHESKY............................................              886
HAROLD MARTIN REHBEIN..............................................              738
D S ROBERTSON......................................................              295
ANIBAL SANCHEZ-SALAZAR.............................................            1,181
E W SAPP...........................................................              295
ALTON LLOYD THOMSON................................................            1,181
NORMAN WIESENTHAL..................................................              295

TOTAL                                                                      2,900,000 shares